As filed with the Securities and Exchange Commission on November 26, 2013

                                                     File Nos. 333-114788
                                                                811-21569


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                   ---
                           Pre-Effective Amendment No.
                                                                   ---

                           Post-Effective Amendment No. 17          X
                                                                   ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                                                                   ---
                           Amendment No.  19                        X
                                                                   ---
                        (Check appropriate box or boxes)

                    PIONEER IBBOTSON ASSET ALLOCATION SERIES
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 742-7825

              Terrence J. Cullen, Pioneer Investment Management, Inc.
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

           [ ]  immediately upon filing pursuant to paragraph (b)
           [X]  on December 1, 2013 pursuant to paragraph (b)
           [ ]  60 days after filing pursuant to paragraph (a)(1)
           [ ]  on [date] pursuant to paragraph(a)(1)
           [ ]  75 days after filing pursuant to paragraph (a)(2)
           [ ]  on [date] pursuant to paragraph (a)(2)of Rule 485.


If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PIONEER
--------------------------------------------------------------------------------
IBBOTSON ASSET ALLOCATION SERIES





          CONSERVATIVE     MODERATE       GROWTH      AGGRESSIVE
           ALLOCATION     ALLOCATION    ALLOCATION    ALLOCATION
 CLASS        FUND           FUND          FUND          FUND
-------  --------------  ------------  ------------  -----------
    A         PIAVX          PIALX         GRAAX        PIAAX
    B         PIBVX          PIBLX         GRABX        IALBX
    C         PICVX          PIDCX         GRACX        IALCX
    Y         IBBCX          IMOYX         IBGYX        IBAYX


                                                    Prospectus, December 1, 2013


CONTENTS
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Fund Summary
Basic information about the funds
      Conservative Allocation Fund..............   1
      Moderate Allocation Fund..................  18
      Growth Allocation Fund....................  35
      Aggressive Allocation Fund................  52
More on each fund's investment objectives
   and strategies...............................  69
More on the risks of investing in a fund........  79
Management......................................  96
Pricing of shares...............................  99
Choosing a class of shares...................... 101
Distribution and service arrangements........... 103
Sales charges................................... 105
Buying, exchanging and selling shares........... 114
Account options    .                             124
Shareholder services and policies............... 128
Dividends, capital gains and taxes.............. 135
Financial highlights............................ 137


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is

[GRAPHIC APPEARS HERE]





accurate or complete. Any representation to the contrary is a crime.

     AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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     CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND MAY FIT
     INTO YOUR PORTFOLIO.
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Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 105 and the "Sales charges" section of the statement of additional information beginning on page 70.

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund


SHAREOWNER FEES
(fees paid directly from your investment)                     CLASS A   CLASS B   CLASS C  CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None      None       None
----------------------------------------------------------     ----   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                     None        4%        1%       None
----------------------------------------------------------     ----   --------- --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                   CLASS A   CLASS B   CLASS C  CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.13%     0.13%     0.13%     0.13%
--------------------------------------------------------     ----      ----      ----      ----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     1.00%     0.00%
--------------------------------------------------------     ----      ----      ----      ----
Other Expenses                                              0.39%     0.48%     0.38%     1.30%
--------------------------------------------------------     ----      ----      ----      ----
Acquired Fund Fees and Expenses/1/                          0.71%     0.71%     0.71%     0.71%
--------------------------------------------------------     ----      ----      ----      ----
Total Annual Fund Operating Expenses Plus Acquired Fund
Fees and Expenses                                           1.48%     2.32%     2.22%     2.14%
--------------------------------------------------------     ----      ----      ----      ----



1 Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                 IF YOU REDEEM YOUR SHARES             IF YOU DO NOT REDEEM YOUR SHARES
           --------------------------------------  ----------------------------------------
                                 NUMBER OF YEARS YOU OWN YOUR SHARES
           --------------------------------------------------------------------------------
                 1        3          5         10        1          3          5         10
           -------  -------  ---------  ---------  -------  ---------  ---------  ---------
Class A    $717     1,016    $1,336     $2,242     $717     $1,016     $1,336     $2,242
---------  ----     -----    ------     ------     ----     ------     ------     ------
Class B     635     1,024     1,340      2,446      235        724      1,240      2,446
---------  ----     -----    ------     ------     ----     ------     ------     ------
Class C     325       694     1,190      2,554      225        694      1,190      2,554
---------  ----     -----    ------     ------     ----     ------     ------     ------
Class Y     217       670     1,149      2,472      217        670      1,149      2,472
---------  ----     -----    ------     ------     ----     ------     ------     ------


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 17% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

The fund is a "fund of funds." The fund seeks to achieve its investment objectives by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities, debt convertible to equity securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.


Because this is a conservative allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the fund expects to invest its assets among asset classes in the following ranges. The fund's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                  EQUITY FUND  FIXED INCOME FUND
                                                   ALLOCATION         ALLOCATION
                                                ------------- ------------------
Pioneer Ibbotson Conservative Allocation Fund        20-40%              60-80%
-----------------------------------------------       -----               -----

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the fund's assets among the underlying

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund

funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of a fund's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to a fund's target allocation.

As of the date of this prospectus, the fund invests solely in other Pioneer funds. From time to time the fund's investment adviser may select new or different underlying funds without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. For purposes of this section, "the fund" means the fund or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The fund invests in the underlying funds, which may themselves invest in other investment companies, including exchange-traded funds (ETFs). Each underlying fund has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the fund. In addition to the fund's operating expenses, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds.


ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund

asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

  VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.


  GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

  SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

  RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.


     PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.


  RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

  RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.


RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:


  INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low and may be expected to go back up.

  CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund

  PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.


  EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

  U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


  MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.


  RISKS OF INSTRUMENTS THAT ALLOW FOR BALLOON PAYMENTS OR NEGATIVE AMORTIZATION PAYMENTS. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


  RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


  HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

  RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

  RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments.

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund


  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

  RISKS OF INVESTING IN INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


  INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.


  RISKS OF ZERO COUPON BONDS, PAYMENT IN KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.


RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

  PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.


  LIQUIDITY RISK. Some securities and derivatives held by the fund may be impossible or difficult to sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.


  MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.


  RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.

  DERIVATIVES RISK. Using options, swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund


  risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.

  CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain credit default swaps will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. Once fully implemented, new regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be for some time.


  LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

     FORWARD FOREIGN CURRENCY TRANSACTION RISK. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.


  PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.


  Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund

those shown.


ANNUAL RETURN CLASS A SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'06      '07    '08      '09     '10    '11   '12
  7.24   5.50   -21.11   24.58   9.69   .06   8.93






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 12.36% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -12.54% (10/1/2008 TO 12/31/2008).


At September 30, 2013, the year-to-date return was 5.21%.

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                 SINCE   INCEPTION
                                                         1 YEAR    5 YEAR    INCEPTION        DATE
                                                       --------  --------  -----------  ----------
Class A                                                                                   5/12/05
-----------------------------------------------------  -----     ----      ----           -------
Return before taxes                                      2.72      2.07         3.59
-----------------------------------------------------  ------      ----         ----    -------
Return after taxes on distributions                      2.06      1.03         2.64
-----------------------------------------------------  ------      ----         ----    -------
Return after taxes on distributions and sale of
shares                                                   1.86      1.17         2.56
-----------------------------------------------------  ------      ----         ----    -------
Class B                                                  4.00      2.37         3.49      5/12/05
-----------------------------------------------------  ------      ----         ----      -------
Class C                                                  8.10      2.39         3.50      5/12/05
-----------------------------------------------------  ------      ----         ----      -------
Class Y                                                  7.52      1.50         2.99      10/5/05
-----------------------------------------------------  ------      ----         ----      -------
Standard & Poor's 500 Stock Index
(reflects no deduction for fees, expenses or taxes)     16.00      1.66         4.94      5/12/05
-----------------------------------------------------  ------      ----         ----      -------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)      4.22      5.95         5.55      5/12/05
-----------------------------------------------------  ------      ----         ----      -------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.

Fund Summary for
Pioneer Ibbotson Conservative Allocation Fund

MANAGEMENT


INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Ibbotson Associates, Inc.
PORTFOLIO MANAGEMENT    Scott Wentsel, vice president and senior
                        portfolio manager at Ibbotson (portfolio
                        manager of the fund since 2005); Brian
                        Huckstep, portfolio manager at Ibbotson
                        (portfolio manager of the fund since 2005) and
                        Paul Arnold, senior consultant at Ibbotson
                        (portfolio manager of the fund since 2012)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.


TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 105 and the "Sales charges" section of the statement of additional information beginning on page 70.



SHAREOWNER FEES
(fees paid directly from your investment)                     CLASS A   CLASS B   CLASS C  CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None      None       None
----------------------------------------------------------     ----   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                     None        4%        1%       None
----------------------------------------------------------     ----   --------- --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                   CLASS A   CLASS B   CLASS C  CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.13%     0.13%     0.13%     0.13%
--------------------------------------------------------     ----     -----      ----      ----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     1.00%     0.00%
--------------------------------------------------------     ----     -----      ----      ----
Other Expenses                                              0.28%     0.45%     0.21%     0.23%
--------------------------------------------------------     ----     -----      ----      ----
Acquired Fund Fees and Expenses/1/                          0.79%     0.79%     0.79%     0.79%
--------------------------------------------------------     ----     -----      ----      ----
Total Annual Fund Operating Expenses Plus Acquired Fund
Fees and Expenses                                           1.45%     2.37%     2.13%     1.15%
--------------------------------------------------------     ----     -----      ----      ----
Less: Fee Waiver and Expense Reimbursement/2/               0.00%    -0.06%     0.00%     0.00%
--------------------------------------------------------     ----     -----      ----      ----
Net Expenses Plus Acquired Fund Fees and Expenses/2/        1.45%     2.31%     2.13%     1.15%
--------------------------------------------------------     ----     -----      ----      ----


1 Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.


2 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund 1.52% of the average daily net assets attributable to Class B shares. Acquired fund fees and expenses are not included in the expense limitation noted above. This expense limitation is in effect through December 1, 2014. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  IF YOU REDEEM YOUR SHARES              IF YOU DO NOT REDEEM YOUR SHARES
           ----------------------------------------  ----------------------------------------
                                  NUMBER OF YEARS YOU OWN YOUR SHARES
           ----------------------------------------------------------------------------------
                 1          3          5         10        1          3          5         10
           -------  ---------  ---------  ---------  -------  ---------  ---------  ---------
Class A    $714     $1,007     $1,322     $2,210     $714     $1,007     $1,322     $2,210
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class B     634      1,034      1,360      2,472      234        734      1,260      2,472
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class C     316        667      1,144      2,462      216        667      1,144      2,462
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class Y     117        365        633      1,398      117        365        633      1,398
---------  ----     ------     ------     ------     ----     ------     ------     ------

---------  ----     ------     ------     ------     ----     ------     ------     ------


PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a "fund of funds." The fund seeks to achieve its investment objectives by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund


in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities, debt convertible to equity securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.


Because this is a moderate allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the fund expects to invest its assets among asset classes in the following ranges. The fund's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                              EQUITY FUND  FIXED INCOME FUND
                                               ALLOCATION         ALLOCATION
                                            ------------- ------------------
Pioneer Ibbotson Moderate Allocation Fund        50-70%              30-50%
-------------------------------------------       -----               -----

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the fund's assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of a fund's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to a fund's target allocation.

As of the date of this prospectus, the fund invests solely in other Pioneer funds. From time to time the fund's investment adviser may select new or different underlying funds without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. For purposes of this section, "the fund" means the fund or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund


for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The fund invests in the underlying funds, which may themselves invest in other investment companies, including exchange-traded funds (ETFs). Each underlying fund has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the fund. In addition to the fund's operating expenses, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds.


ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

  VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.


  GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

  SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

  RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.


  PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund


  RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

  RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.


RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:


  INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low and may be expected to go back up.

  CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


  PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.


  EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

  U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


  MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.


  RISKS OF INSTRUMENTS THAT ALLOW FOR BALLOON PAYMENTS OR NEGATIVE AMORTIZATION PAYMENTS. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund

  RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


  HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

  RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

  RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

  RISKS OF INVESTING IN INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

  INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.


  RISKS OF ZERO COUPON BONDS, PAYMENT IN KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.


RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

  PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.


  LIQUIDITY RISK. Some securities and derivatives held by the fund may be impossible or difficult to sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.


  MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund


  RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.

  DERIVATIVES RISK. Using options, swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.

  CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain credit default swaps will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. Once fully implemented, new regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be for some time.


  LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

  FORWARD FOREIGN CURRENCY TRANSACTION RISK. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund

  forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.


  PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.


  Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

ANNUAL RETURN CLASS A SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'05      '06     '07    '08      '09     '10     '11    '12
  6.48   10.49   5.24   -30.22   28.96   11.96   -2.12  10.21






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 16.41% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -17.24% (10/01/2008 TO 12/31/2008).


At September 30, 2013, the year-to-date return was 10.49%.

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                 SINCE   INCEPTION
                                                         1 YEAR    5 YEAR    INCEPTION        DATE
                                                       --------  --------  -----------  ----------
Class A                                                                                  8/9/04
-----------------------------------------------------  -----     -----     ----          ------
Return before taxes                                      3.86      0.48         4.11
-----------------------------------------------------  ------    ------         ----     ------
Return after taxes on distributions                      3.33     -0.40         3.22
-----------------------------------------------------  ------    ------         ----     ------
Return after taxes on distributions and sale of
shares                                                   2.69     -0.03         3.16
-----------------------------------------------------  ------    ------         ----     ------
Class B                                                  5.50      0.89         3.62     8/9/04
-----------------------------------------------------  ------    ------         ----     ------
Class C                                                  9.43      0.93         3.59     8/9/04
-----------------------------------------------------  ------    ------         ----     ------
Class Y                                                 10.54      2.23         4.16    9/26/05
-----------------------------------------------------  ------    ------         ----    -------
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses or taxes)     16.00      1.66         5.72     8/9/04
-----------------------------------------------------  ------    ------         ----    -------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)      4.22      5.95         5.42     8/9/04
-----------------------------------------------------  ------    ------         ----    -------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.

MANAGEMENT


INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Ibbotson Associates, Inc.
PORTFOLIO MANAGEMENT    Scott Wentsel, vice president and senior
                        portfolio manager at Ibbotson (portfolio
                        manager of the fund since 2005); Brian
                        Huckstep, portfolio manager at Ibbotson
                        (portfolio manager of the fund since 2005);
                        Paul Arnold, senior consultant at Ibbotson
                        (portfolio manager of the fund since 2012)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.


TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary

Fund Summary for
Pioneer Ibbotson Moderate Allocation Fund

and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 105 and the "Sales charges" section of the statement of additional information beginning on page 70.



SHAREOWNER FEES
(fees paid directly from your investment)                     CLASS A   CLASS B   CLASS C  CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None      None       None
----------------------------------------------------------     ----   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                     None        4%        1%       None
----------------------------------------------------------     ----   --------- --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                   CLASS A   CLASS B   CLASS C  CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.13%     0.13%     0.13%     0.13%
--------------------------------------------------------     ----     -----      ----      ----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     1.00%     0.00%
--------------------------------------------------------     ----     -----      ----      ----
Other Expenses                                              0.31%     0.47%     0.27%     0.31%
--------------------------------------------------------     ----     -----      ----      ----
Acquired Fund Fees and Expenses/1/                          0.84%     0.84%     0.84%     0.84%
--------------------------------------------------------     ----     -----      ----      ----
Total Annual Fund Operating Expenses Plus Acquired Fund
Fees and Expenses                                           1.53%     2.44%     2.24%     1.28%
--------------------------------------------------------     ----     -----      ----      ----
Less: Fee Waiver and Expense Reimbursement/2/               0.00%    -0.03%     0.00%     0.00%
--------------------------------------------------------     ----     -----      ----      ----
Net Expenses Plus Acquired Fund Fees and Expenses/2/        1.53%     2.41%     2.24%     1.28%
--------------------------------------------------------     ----     -----      ----      ----


1 Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

2 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.57% of the average daily net assets attributable to Class B shares. Acquired fund fees and expenses are not included in the expense limitations noted above. This

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund

    expense limitation is in effect through December 1, 2014. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  IF YOU REDEEM YOUR SHARES              IF YOU DO NOT REDEEM YOUR SHARES
           ----------------------------------------  ----------------------------------------
                                  NUMBER OF YEARS YOU OWN YOUR SHARES
           ----------------------------------------------------------------------------------
                 1          3          5         10        1          3          5         10
           -------  ---------  ---------  ---------  -------  ---------  ---------  ---------
Class A    $722     $1,031     $1,361     $2,294     $722     $1,031     $1,361     $2,294
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class B     644      1,058      1,398      2,549      244        758      1,298      2,549
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class C     327        700      1,200      2,575      227        700      1,200      2,575
---------  ----     ------     ------     ------     ----     ------     ------     ------
Class Y     130        406        702      1,545      130        406        702      1,545
---------  ----     ------     ------     ------     ----     ------     ------     ------


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 6% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES
The fund is a "fund of funds." The fund seeks to achieve its investment objectives by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities, debt convertible to equity securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.


Because this is a growth allocation fund, the fund's assets will be invested in equity and fixed income funds, although a small portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the fund expects to invest its assets among asset classes in the following ranges. The fund's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                            EQUITY FUND  FIXED INCOME FUND
                                             ALLOCATION         ALLOCATION
                                          ------------- ------------------
Pioneer Ibbotson Growth Allocation Fund       70-100%               0-30%
-----------------------------------------      ------                ----

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the fund's assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of a fund's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to a fund's target allocation.

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund

As of the date of this prospectus, the fund invests solely in other Pioneer funds. From time to time the fund's investment adviser may select new or different underlying funds without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. For purposes of this section, "the fund" means the fund or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The fund invests in the underlying funds, which may themselves invest in other investment companies, including exchange-traded funds (ETFs). Each underlying fund has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the fund. In addition to the fund's operating expenses, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds.


ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund

PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

  VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.


  GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

  SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

  RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.


  PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

  RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

  RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.


RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:


  INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low and may be expected to go back up.

  CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


  PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.


  EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund


  U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


  MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.


  RISKS OF INSTRUMENTS THAT ALLOW FOR BALLOON PAYMENTS OR NEGATIVE AMORTIZATION PAYMENTS. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

  RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


  HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

  RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

  RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

  RISKS OF INVESTING IN INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund

  to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

  INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.


  RISKS OF ZERO COUPON BONDS, PAYMENT IN KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.


RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

  PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.


  LIQUIDITY RISK. Some securities and derivatives held by the fund may be impossible or difficult to sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.


  MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

  RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.

  DERIVATIVES RISK. Using options, swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund


  CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain credit default swaps will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. Once fully implemented, new regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be for some time.


  LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

  FORWARD FOREIGN CURRENCY TRANSACTION RISK. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.


  PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.


  Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund

ANNUAL RETURN CLASS A SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'05      '06     '07    '08      '09     '10     '11     '12
  8.24   12.49   5.47   -35.25   30.69   13.17   -3.30   11.00






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 18.16% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -20.04% (10/01/2008 TO 12/31/2008).


At September 30, 2013, the year-to-date return was 12.18%.

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                 SINCE   INCEPTION
                                                         1 YEAR    5 YEAR    INCEPTION        DATE
                                                       --------  --------  -----------  ----------
Class A                                                                                  8/9/04
-----------------------------------------------------  -----     -----     ----          ------
Return before taxes                                      4.56     -0.64         4.15
-----------------------------------------------------  ------    ------         ----     ------
Return after taxes on distributions                      4.24     -1.31         3.46
-----------------------------------------------------  ------    ------         ----     ------
Return after taxes on distributions and sale of
shares                                                   3.20     -0.83         3.34
-----------------------------------------------------  ------    ------         ----     ------
Class B                                                  6.19     -0.20         3.03     8/9/04
-----------------------------------------------------  ------    ------         ----     ------
Class C                                                 10.14     -0.12         3.77     8/9/04
-----------------------------------------------------  ------    ------         ----     ------
Class Y                                                 11.02      1.03         3.77    9/26/05
-----------------------------------------------------  ------    ------         ----    -------
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses or taxes)     16.00      1.66         5.72     8/9/04
-----------------------------------------------------  ------    ------         ----    -------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)      4.22      5.95         5.42     8/9/04
-----------------------------------------------------  ------    ------         ----    -------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.

Fund Summary for
Pioneer Ibbotson Growth Allocation Fund

MANAGEMENT


INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Ibbotson Associates, Inc.
PORTFOLIO MANAGEMENT    Scott Wentsel, vice president and senior
                        portfolio manager at Ibbotson (portfolio
                        manager of the fund since 2005); Brian
                        Huckstep, portfolio manager at Ibbotson
                        (portfolio manager of the fund since 2005);
                        Paul Arnold, senior consultant at Ibbotson
                        (portfolio manager of the fund since 2012)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.


TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund


INVESTMENT OBJECTIVES
Long-term capital growth.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 105 and the "Sales charges" section of the statement of additional information beginning on page 70.



SHAREOWNER FEES
(fees paid directly from your investment)                     CLASS A   CLASS B   CLASS C  CLASS Y
----------------------------------------------------------  --------- --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                 5.75%      None      None       None
----------------------------------------------------------     ----   --------- --------- --------
Maximum deferred sales charge (load) (as a percentage
of offering price or the amount you receive when you sell
shares, whichever is less)                                     None        4%        1%       None
----------------------------------------------------------     ----   --------- --------- --------



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the
value of your investment)                                   CLASS A   CLASS B   CLASS C  CLASS Y
--------------------------------------------------------  --------- --------- --------- --------
Management Fees                                             0.13%     0.13%     0.13%     0.13%
--------------------------------------------------------     ----     -----      ----      ----
Distribution and Service (12b-1) Fees                       0.25%     1.00%     1.00%     0.00%
--------------------------------------------------------     ----     -----      ----      ----
Other Expenses                                              0.44%     0.60%     0.38%     0.54%
--------------------------------------------------------     ----     -----      ----      ----
Acquired Fund Fees and Expenses/1/                          0.88%     0.88%     0.88%     0.88%
--------------------------------------------------------     ----     -----      ----      ----
Total Annual Fund Operating Expenses Plus Acquired Fund
Fees and Expenses                                           1.70%     2.61%     2.39%     1.55%
--------------------------------------------------------     ----     -----      ----      ----
Less: Fee Waiver and Expense Reimbursement/2/               0.00%    -0.09%     0.00%     0.00%
--------------------------------------------------------     ----     -----      ----      ----
Net Expenses Plus Acquired Fund Fees and Expenses/2/        1.70%     2.52%     2.39%     1.55%
--------------------------------------------------------     ----     -----      ----      ----


1 Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.


2 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.64% of the average daily net assets attributable to Class B shares. Acquired Fund Fees and Expenses are not included in the expense limitations noted above. This expense limitation is in effect through December 1, 2014. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  IF YOU REDEEM YOUR SHARES             IF YOU DO NOT REDEEM YOUR SHARES
           ----------------------------------------  --------------------------------------
                                 NUMBER OF YEARS YOU OWN YOUR SHARES
           --------------------------------------------------------------------------------
                 1          3          5         10        1        3          5         10
           -------  ---------  ---------  ---------  -------  -------  ---------  ---------
Class A    $738     $1,080     $1,445     $2,468     $738     1,080    $1,445     $2,468
---------  ----     ------     ------     ------     ----     -----    ------     ------
Class B     655      1,103      1,477      2,716      255       803     1,377      2,716
---------  ----     ------     ------     ------     ----     -----    ------     ------
Class C     342        745      1,275      2,726      242       745     1,275      2,726
---------  ----     ------     ------     ------     ----     -----    ------     ------
Class Y     158        490        845      1,845      158       490       845      1,845
---------  ----     ------     ------     ------     ----     -----    ------     ------


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 6% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES
The fund is a "fund of funds." The fund seeks to achieve its investment objectives by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund


in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities, debt convertible to equity securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.


Because this is an aggressive allocation fund, the majority of the fund's assets will be invested in equity funds, although a portion of its assets will be invested in fixed income funds, cash, cash equivalents, or in money market funds. Under normal circumstances, the fund expects to invest its assets among asset classes in the following ranges. The fund's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                EQUITY FUND  FIXED INCOME FUND
                                                 ALLOCATION         ALLOCATION
                                              ------------- ------------------
Pioneer Ibbotson Aggressive Allocation Fund       85-100%               0-15%
---------------------------------------------      ------                ----

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the fund's assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of a fund's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to a fund's target allocation.

As of the date of this prospectus, the fund invests solely in other Pioneer funds. From time to time the fund's investment adviser may select new or different underlying funds without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. For purposes of this section, "the fund" means the fund or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund


for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The fund invests in the underlying funds, which may themselves invest in other investment companies, including exchange-traded funds (ETFs). Each underlying fund has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the fund. In addition to the fund's operating expenses, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds.


ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

  VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.


  GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

  SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

  RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.


  PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund


  RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

  RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.


RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:


  INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low and may be expected to go back up.

  CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


  PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.


  EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

  U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


  MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.


  RISKS OF INSTRUMENTS THAT ALLOW FOR BALLOON PAYMENTS OR NEGATIVE AMORTIZATION PAYMENTS. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund

  RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


  HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

  RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

  RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

  RISKS OF INVESTING IN INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

  INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.


  RISKS OF ZERO COUPON BONDS, PAYMENT IN KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.


RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

  PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.


  LIQUIDITY RISK. Some securities and derivatives held by the fund may be impossible or difficult to sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.


  MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund


  RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.

  DERIVATIVES RISK. Using options, swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.

  CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain credit default swaps will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. Once fully implemented, new regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be for some time.


  LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

  FORWARD FOREIGN CURRENCY TRANSACTION RISK. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund

  forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.


  PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.


  Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

ANNUAL RETURN CLASS A SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'05      '06     '07    '08      '09     '10     '11     '12
  9.64   14.20   5.33   -39.01   31.26   13.92   -4.61   11.43






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 20.12% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -22.11% (10/1/2008 TO 12/31/2008).


At September 30, 2013, the year-to-date return was 14.17%.

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                 SINCE   INCEPTION
                                                         1 YEAR    5 YEAR    INCEPTION        DATE
                                                       --------  --------  -----------  ----------
Class A                                                                                  8/9/04
-----------------------------------------------------  -----     -----     ----          ------
Return before taxes                                      4.99     -1.80         4.05
-----------------------------------------------------  ------    ------         ----     ------
Return after taxes on distributions                      4.83     -2.33         3.48
-----------------------------------------------------  ------    ------         ----     ------
Return after taxes on distributions and sale of
shares                                                   3.45     -1.71         3.36
-----------------------------------------------------  ------    ------         ----     ------
Class B                                                  6.60     -1.39         3.58     8/9/04
-----------------------------------------------------  ------    ------         ----     ------
Class C                                                 10.63     -1.35         3.80     8/9/04
-----------------------------------------------------  ------    ------         ----     ------
Class Y                                                 11.65     -0.50         2.97    9/26/05
-----------------------------------------------------  ------    ------         ----    -------
Standard & Poor's 500 Stock Index
(reflects no deduction for fees, expenses or taxes)     16.00      1.66         5.72     8/9/04
-----------------------------------------------------  ------    ------         ----    -------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)      4.22      5.95         5.42     8/9/04
-----------------------------------------------------  ------    ------         ----    -------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.

MANAGEMENT


INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Ibbotson Associates, Inc.
PORTFOLIO MANAGEMENT    Scott Wentsel, vice president and senior
                        portfolio manager at Ibbotson (portfolio
                        manager of the fund since 2005); Brian
                        Huckstep, portfolio manager at Ibbotson
                        (portfolio manager of the fund since 2005);
                        Paul Arnold, senior consultant at Ibbotson
                        (portfolio manager of the fund since 2012)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.


TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary

Fund Summary for
Pioneer Ibbotson Aggressive Allocation Fund

and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on each fund's investment objectives and strategies


INVESTMENT OBJECTIVES
The investment objective of each of Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Moderate Allocation Fund, and Pioneer Ibbotson Growth Allocation Fund is to seek long-term capital growth and current income. The investment objective of Pioneer Ibbotson Aggressive Allocation Fund is to seek long-term capital growth. Each fund's investment objective may be changed without shareholder approval. A fund will provide notice prior to implementing any change to its investment objective.


PRINCIPAL INVESTMENT STRATEGIES
Each fund seeks to achieve its investment objectives by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities.


ASSET ALLOCATION PROCESS
Pioneer, the funds' investment adviser, allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The goal of this process is to identify a combination of investments in different asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the fund's assets among the asset classes, Ibbotson then invests the assets in underlying funds that invest in those asset classes. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making

More on each fund's investment objectives and strategies

allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each fund's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a fund will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of each fund's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.


Periodically, Ibbotson will re-evaluate each fund's target asset allocation and may recommend the rebalancing of a fund's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the fund's holdings to match the target allocation. Each fund may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the fund's characteristics and other allocation criteria.

The following is a general guide regarding the anticipated allocation of assets of each of the funds among broad asset classes. Pioneer may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes each fund's investments in cash, cash equivalents, or money market funds.

INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                                  EQUITY     FIXED INCOME
                                          INVESTMENT               FUND          FUND
              FUND                       OBJECTIVE(S)           ALLOCATION    ALLOCATION
------------------------------- ------------------------------ ------------ -------------
Pioneer Ibbotson Conservative   Long-term capital growth and     20-40%        60-80%
                                                                 ------         -----
Allocation Fund                 current income.
------------------------------- ------------------------------
Pioneer Ibbotson Moderate       Long-term capital growth and     50-70%        30-50%
                                                                 ------         -----
Allocation Fund                 current income.
------------------------------- ------------------------------
Pioneer Ibbotson Growth         Long-term capital growth and     70-100%        0-30%
                                                                 ------         -----
Allocation Fund                 current income.
------------------------------- ------------------------------
Pioneer Ibbotson Aggressive     Long-term capital growth.        85-100%        0-15%
                                ------------------------------   ------         -----
Allocation Fund
-------------------------------

Based upon the analysis described above under "Asset allocation process," each fund expects to invest its assets in underlying mutual funds within the ranges set forth below. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is attached as Appendix A at the end of, and is considered part of, this prospectus.

As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future, although there is no current intent to do so. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

More on each fund's investment objectives and strategies



                                              PIONEER       PIONEER      PIONEER     PIONEER
                                             IBBOTSON      IBBOTSON     IBBOTSON     IBBOTSON
                                           CONSERVATIVE    MODERATE      GROWTH     AGGRESSIVE
                                            ALLOCATION    ALLOCATION   ALLOCATION   ALLOCATION
                                               FUND          FUND         FUND         FUND
                                          -------------- ------------ ------------ -----------
UNDERLYING FUND NAME                             PERCENTAGE OF UNDERLYING FUND HOLDINGS
----------------------------------------- ----------------------------------------------------
Pioneer Fund                                  0-30%         0-30%        0-30%        0-30%
Pioneer Oak Ridge Large Cap Growth Fund       0-30%         0-30%        0-30%        0-30%
Pioneer Fundamental Growth Fund               0-30%         0-30%        0-30%        0-30%
Pioneer Disciplined Growth Fund               0-30%         0-30%        0-30%        0-30%
Pioneer Disciplined Value Fund                0-30%         0-30%        0-30%        0-30%
Pioneer Core Equity Fund                      0-30%         0-30%        0-30%        0-30%
Pioneer Select Mid Cap Growth Fund            0-30%         0-30%        0-30%        0-30%
Pioneer Mid Cap Value Fund                    0-30%         0-30%        0-30%        0-30%
Pioneer Oak Ridge Small Cap Growth Fund       0-30%         0-30%        0-30%        0-30%
Pioneer Global Equity Fund                    0-30%         0-30%        0-30%        0-30%
Pioneer International Value Fund              0-30%         0-30%        0-30%        0-30%
Pioneer Emerging Markets Fund                 0-30%         0-30%        0-30%        0-30%
Pioneer Real Estate Shares                    0-30%         0-30%        0-30%        0-30%
Pioneer Equity Income Fund                    0-30%         0-30%        0-30%        0-30%
Pioneer Government Income Fund                0-30%         0-30%        0-30%        0-15%
Pioneer High Yield Fund                       0-30%         0-30%        0-30%        0-15%
Pioneer Global Multisector Income Fund        0-30%         0-30%        0-30%        0-15%
Pioneer Global High Yield Fund                0-30%         0-30%        0-30%        0-15%
Pioneer Bond Fund                             0-30%         0-30%        0-30%        0-15%
Pioneer Strategic Income Fund                 0-30%         0-30%        0-30%        0-15%
Pioneer Dynamic Credit Fund                   0-30%         0-30%        0-30%        0-15%
Pioneer Multi-Asset Ultrashort Income
Fund                                          0-30%         0-30%        0-30%        0-15%
Pioneer Floating Rate Fund                    0-30%         0-30%        0-30%        0-15%
Pioneer Short Term Income Fund                0-30%         0-30%        0-30%        0-15%
Pioneer Cash Reserves Fund                    0-30%         0-30%        0-30%        0-15%


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS BY UNDERLYING FUNDS
The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. For purposes of this section, "the fund" means a fund and, where applicable, an underlying fund.

INVESTMENTS IN EQUITY SECURITIES

     EQUITY SECURITIES

  The fund may invest in equity securities. Equity securities in which the fund invests include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


     INVESTMENTS IN REITS
  REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


INVESTMENTS IN FIXED INCOME SECURITIES

     DEBT SECURITIES
  The fund may invest in debt securities. Debt securities in which the fund invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. The fund may acquire debt securities that are investment grade and may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

     U.S. GOVERNMENT AGENCY SECURITIES
  The fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

More on each fund's investment objectives and strategies

     MORTGAGE-BACKED SECURITIES
  The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.


  The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


     ASSET-BACKED SECURITIES
  The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities.

  The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations
  (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.


     SUBORDINATED SECURITIES
  The fund may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.



     BELOW INVESTMENT GRADE SECURITIES ("JUNK BONDS")

  The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

     FLOATING RATE LOANS
  Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

     INVERSE FLOATING RATE OBLIGATIONS
  The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

More on each fund's investment objectives and strategies

     DEBT RATING CONSIDERATIONS
  For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.

     EVENT-LINKED BONDS
  The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

  Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

  Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

EQUITY AND FIXED INCOME INVESTMENTS

     NON-U.S. INVESTMENTS

  The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.


     DERIVATIVES

  The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:


  - In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

  - As a substitute for purchasing or selling securities
  - To attempt to increase the fund's return as a non-hedging strategy that may be considered speculative

  - To manage portfolio characteristics (for example, exposure to various market segments)


  The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of

More on each fund's investment objectives and strategies


unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the fund and each underlying fund may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

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PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in a fund. As with any mutual fund, there is no guarantee that a fund will achieve its objectives. Following is a description of principal risks of investing in a fund.


For purposes of this section, "the fund" means the fund or, where applicable, an underlying fund.

MARKET RISK. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments

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may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. In addition, the underlying funds may invest in other investment companies, including exchange-traded funds (ETFs). Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds.


The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS


RISKS OF EQUITY INVESTMENTS
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

  VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.


  GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

  SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor

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  expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

  RISKS OF INVESTMENTS IN REITS. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
    - The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
    - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
    - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
    - A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed

  Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

  Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.


  PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.


  RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

  RISKS OF CONVERTIBLE SECURITIES. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common

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  stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.



RISKS OF FIXED INCOME INVESTMENTS
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgage-backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases. Risks of investing in underlying fixed income funds may include:


  INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. Calculations of duration and maturity may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund's yield, may decline. Interest rates in the U.S. recently have been historically low, and may be expected to go back up.

  Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.

  CREDIT RISK. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

  PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.


  EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

  U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest

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  and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

  MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.


  Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.


  Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics.

  The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.


  Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.


  The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.


  The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

  The fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure,

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  over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.


  RISKS OF INSTRUMENTS THAT ALLOW FOR BALLOON PAYMENTS OR NEGATIVE AMORTIZATION PAYMENTS. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


  RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


  HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

  RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

  RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


  RISKS OF INVESTING IN INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

  INFLATION-LINKED SECURITY RISK. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the fund's income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The non-seasonally adjusted index used may not accurately measure the real rate of inflation. Inflation-linked securities

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  may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the non-seasonally adjusted index.


  RISKS OF ZERO COUPON BONDS, PAYMENT IN KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

  Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.



RISKS OF EQUITY AND FIXED INCOME INVESTMENTS
Risks of investing in underlying equity and fixed income funds may include:

  PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.


  LIQUIDITY RISK. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities or other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.


  MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


  RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

    - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

    - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable

    - Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
    - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

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    - Economic, political, regulatory and social developments may adversely affect the securities markets
    - It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country
    -  Withholding and other non-U.S. taxes may decrease the fund's return
    - Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
    - A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

    - Investing in depository receipts is subject to many of the same risks as investing directly in non-U.S. issuers


     Additional risks of investing in emerging markets include:
    - The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
    - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
    - The fund could experience a loss from settlement and custody practices in some emerging markets
    - The possibility that a counterparty may not complete a currency or securities transaction
    - Low trading volumes may result in a lack of liquidity, and in extreme price volatility


  DERIVATIVES RISK. Using options, swaps, futures and other derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund, and they can disproportionately increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation or if the clearing firm through which the derivative has been traded becomes insolvent. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Some derivatives may involve the risk of improper valuation. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the regulations are not yet fully known and may not be for some time.

  CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

More on the risks of investing in a fund

  New regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. The fund will be required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require the fund to post margin to the broker as a down payment on the fund's obligations and may change the amount of margin required from time to time. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The clearinghouse will be the fund's counterparty for the derivatives trades. The fund will take the risk that the counterparty defaults. The fund also may be exposed to additional risks as a result of the new regulations. The extent and impact of the new regulations are not yet fully known and may not be for some time.

  VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets. If markets make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.


  LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


  CASH MANAGEMENT RISK. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.


  FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.


  PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

INVESTMENT ADVISER
Pioneer, the fund's investment adviser, oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2013, assets under management were approximately $225 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



INVESTMENT SUBADVISER

Ibbotson Associates, Inc. is the subadviser to each fund and allocates, subject to Pioneer's supervision, each fund's assets among asset classes and among the underlying funds. Ibbotson Associates, Inc., is a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. As of September 30, 2013, Ibbotson Associates, Inc. had approximately $29.68 billion in assets under management. Ibbotson is located at 22 West Washington Street, Chicago, Illinois 60602.



PORTFOLIO MANAGEMENT
Day-to-day management of each fund is the responsibility of a team of portfolio managers. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team and has served as a portfolio manager of each fund since 2005. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Mr. Huckstep has served as a portfolio manager of each fund since 2005. Paul Arnold, senior consultant, is responsible for developing and implementing asset class models in addition to fund-of-funds portfolio construction, manager due diligence and fund classification. Prior to joining Ibbotson in 2007, Mr. Arnold worked for two years at Bank of America in its Principal Investing Group. Mr. Arnold has served as a portfolio manager of each fund since 2012.


MANAGEMENT FEE
Each fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Pioneer's annual fee is equal to



ANNUAL FEE                                                        NET ASSETS
----------------------------------------------------------------  ----------------------
0.13% of the fund's average daily net assets on investments in    Up to $2.5 billion
                                                                  ----------------------
underlying funds managed by Pioneer
(and cash); and 0.17% of the fund's average daily net assets on other investments
----------------------------------------------------------------
0.11% of the fund's average daily net assets on investments in    Over $2.5 billion and
underlying funds managed by Pioneer                               up to $4 billion
                                                                  ----------------------
(and cash); and 0.14% of the fund's average daily net assets on other investments
----------------------------------------------------------------
0.10% of the fund's average daily net assets on investments in    Over $4 billion and
underlying funds managed by Pioneer                               up to $5.5 billion
                                                                  ----------------------
(and cash); and 0.12% of the fund's average daily net assets on other investments
----------------------------------------------------------------
0.08% of the fund's average daily net assets on investments in    Over $5.5 billion and
underlying funds managed by Pioneer                               up to $7 billion
                                                                  ----------------------
(and cash); and 0.10% of the fund's average daily net assets on other investments
----------------------------------------------------------------

Management



ANNUAL FEE                                                        NET ASSETS
----------------------------------------------------------------  ----------------
0.08% of the fund's average daily net assets on investments in    Over $7 billion
                                                                  ----------------
underlying funds managed by Pioneer
(and cash); and 0.09% of the fund's average daily net assets on other investments
----------------------------------------------------------------



Since all of the underlying funds are currently managed by Pioneer, the management fee is currently equal to 0.13% of the fund's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the funds, pays a portion of the fee it receives from the funds to Ibbotson as compensation for Ibbotson's services to the funds.

For the fiscal year ended July 31, 2013, each fund paid management fees equal to 0.13% of the fund's average daily net assets, after fee waivers and/or reimbursements.

Discussions regarding the basis for the Board of Trustees' approval of each of the management contract and the subadvisory agreement with Ibbotson are available in the funds' semiannual report to shareholders for the period ended January 31, 2013.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE

Each fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, each fund will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated.


Each fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Each fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that each fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

Each fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Pricing of shares

Each fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of each fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, each fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Each fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which each fund's net asset value is calculated. Because each fund may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - each fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by each fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares

Each fund offers four classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o The expenses paid by each class
o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
o Whether you qualify for any reduction or waiver of sales charges
o How long you expect to own the shares
o Any services you may receive from a financial intermediary

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."


CLASS A SHARES
o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.

o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
o Distribution and service fees of 0.25% of average daily net assets.


CLASS B SHARES
o A contingent deferred sales charge of up to 4% is assessed if you sell your shares. The charge is reduced over time and not charged after five years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.
o Distribution and service fees of 1.00% of average daily net assets.
o Converts to Class A shares after eight years.
o Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gains distributions may continue to be reinvested in Class B shares according

Choosing a class of shares

  to a shareholder's election, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Shareholders who owned Class B shares as of December 31, 2009 may continue to hold such shares until they convert to Class A shares eight years after the date of purchase.


CLASS C SHARES
o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
o Distribution and service fees of 1.00% of average daily net assets.
o Does not convert to another share class.
o Maximum purchase amount (per transaction) of $499,999.


CLASS Y SHARES
o No initial or contingent deferred sales charge.
o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Distribution and service arrangements

DISTRIBUTION PLAN
Each fund has adopted a distribution plan for Class A, Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from a fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by a fund) for providing certain administrative services and transaction processing services.

Distribution and service arrangements

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales charges

INITIAL SALES CHARGES (CLASS A SHARES ONLY)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


SALES CHARGES FOR CLASS A SHARES


                                   SALES CHARGE AS % OF
                                  ----------------------
                                    OFFERING  NET AMOUNT
AMOUNT OF PURCHASE                     PRICE    INVESTED
--------------------------------- ---------- -----------
Less than $50,000                     5.75         6.10
---------------------------------     ----         ----
$50,000 but less than $100,000        4.50         4.71
---------------------------------     ----         ----
$100,000 but less than $250,000       3.50         3.63
---------------------------------     ----         ----
$250,000 but less than $500,000       2.50         2.56
---------------------------------     ----         ----
$500,000 or more                       -0-          -0-
---------------------------------     ----         ----

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


REDUCED SALES CHARGES
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Sales charges

RIGHTS OF ACCUMULATION
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.


LETTER OF INTENT
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE
In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO:
Group plans if the sponsoring organization:
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by its employees, members or participants.


CLASS A PURCHASES AT NET ASSET VALUE
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


INVESTMENTS OF $500,000 OR MORE AND CERTAIN RETIREMENT PLANS
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent

Sales charges

deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;
o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;
o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;
o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A and Class B shares; and
o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such

Sales charges

mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.


CONTINGENT DEFERRED SALES CHARGES (CDSCS)


CLASS A SHARES
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


CLASS B SHARES
You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge upon redemption. The contingent deferred sales charge decreases as the number of years since your purchase increases. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.


CONTINGENT DEFERRED SALES CHARGE
----------------------------------
ON SHARES SOLD                         AS A % OF DOLLAR
BEFORE THE                               AMOUNT SUBJECT
END OF YEAR                         TO THE SALES CHARGE
---------------------------------- --------------------
1                                                    4
---------------------------------- --------------------
2                                                    4
---------------------------------- --------------------
3                                                    3
---------------------------------- --------------------
4                                                    2
---------------------------------- --------------------
5                                                    1
---------------------------------- --------------------
6+                                                   0
---------------------------------- --------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.


CONVERSION TO CLASS A SHARES
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.



CLASS C SHARES
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"

Sales charges

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue Code; For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
  - Due to retirement or termination of employment; For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in that calendar year;
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
o The distribution is made to pay an account's advisory or custodial fees; or
o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

OPENING YOUR ACCOUNT
You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Please note that there may be a delay in receipt by the transfer agent of applications submitted by regular mail to a post office address.



IDENTITY VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


INVESTING THROUGH FINANCIAL INTERMEDIARIES AND RETIREMENT PLANS
If you invest in the fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


SHARE PRICES FOR TRANSACTIONS

If you place an order to purchase, exchange or sell shares that is received in good order by the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.



GOOD ORDER MEANS THAT:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account's record owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


TRANSACTION LIMITATIONS
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares

BUYING
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


MINIMUM INVESTMENT AMOUNTS


CLASS A, CLASS B AND CLASS C SHARES
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. Each fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


CLASS Y SHARES
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. Each fund may waive the initial investment amount.



WAIVERS OF THE MINIMUM INVESTMENT AMOUNT FOR CLASS Y

Each fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or


(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)        The investment is made by another Pioneer fund

Each fund reserves the right to waive the initial investment minimum in other circumstances.

Buying, exchanging and selling shares

MAXIMUM PURCHASE AMOUNTS
Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A and Class Y shares are not subject to a maximum purchase amount.


RETIREMENT PLAN ACCOUNTS
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.


HOW TO BUY SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


BY PHONE OR ONLINE
YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day

o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


IN WRITING, BY MAIL

You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the transfer agent of purchase orders submitted by regular mail to a post office address.



BY WIRE (CLASS Y SHARES ONLY)
If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times


INSTRUCT YOUR BANK TO WIRE FUNDS TO:

Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028
For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Ibbotson Asset Allocation Series

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Buying, exchanging and selling shares

EXCHANGING
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.


SAME-FUND EXCHANGE PRIVILEGE
Certain shareholders may be eligible to exchange their shares for a fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.



HOW TO EXCHANGE SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.


BY PHONE OR ONLINE
After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day

o You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX
You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging


Please note that there may be a delay in receipt by the transfer agent of exchange requests submitted by regular mail to a post office address.



SELLING
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares

HOW TO SELL SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Each fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


BY PHONE OR ONLINE
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).


IN WRITING, BY MAIL OR BY FAX
You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the transfer agent of redemption requests submitted by regular mail to a post office address.



HOW TO CONTACT US


BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321


BY MAIL
Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT
SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014


PIONEER WEBSITE
www.pioneerinvestments.com


BY FAX
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.


TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

AUTOMATIC INVESTMENT PLANS
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.


PIONEER INVESTOMATIC PLAN
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


AUTOMATIC EXCHANGES
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations

o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


DISTRIBUTION OPTIONS
Each fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

Account options

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.


DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


VOLUNTARY TAX WITHHOLDING
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies

EXCESSIVE TRADING
Frequent trading into and out of a fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a fund believes are requested on behalf of market timers. Each fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on a fund, each fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in a fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to a Pioneer money market fund.

Shareholder services and policies

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.


PURCHASES IN KIND
You may use securities you own to purchase shares of a fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objectives and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES)
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


PIONEER WEBSITE
WWW.PIONEERINVESTMENTS.COM
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FACTFONE/SM/ 1-800-225-4321
You can use FactFone/SM/ to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/ to obtain account information.


HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone

Shareholder services and policies

or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


TAX INFORMATION
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


TAX INFORMATION FOR IRA ROLLOVERS
In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


PRIVACY
Each fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


SIGNATURE GUARANTEES AND OTHER REQUIREMENTS
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


MINIMUM ACCOUNT SIZE
Each fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


SHARE CERTIFICATES
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


OTHER POLICIES
Each fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice

Shareholder services and policies

o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes

DIVIDENDS AND CAPITAL GAINS
Each fund generally pays any distributions of net short- and long-term capital gains in December.

Each fund generally pays dividends from any net investment income in December.

Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.


TAXES

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from each fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from each fund's net capital gains (if any) are considered long-term capital gains and may be taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from the fund's "qualified dividend income" and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.


"Qualified dividend income" generally is income derived from dividends paid to underlying funds by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that an underlying fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the funds (but none of the funds' capital gain distributions) may qualify for the dividends-received deduction for corporations. To the extent that a fund pays dividends attributable to income received by it from underlying fixed income funds, these dividends

Dividends, capital gains and taxes

generally will not qualify for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on qualified dividend income.


The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.


A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.


You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

Financial highlights

The financial highlights table helps you understand each fund's financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B, Class C and Class Y shares of each fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the funds' independent registered public accounting firm, whose report is included in the funds' annual report along with the funds' financial statements. The annual report is available upon request.

Financial highlights

PIONEER CONSERVATIVE ALLOCATION FUND


CLASS A SHARES


                                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- ------------
 Net asset value, beginning of period                          $ 10.73     $ 10.85     $ 10.19     $  9.40     $ 10.48
                                                               -------     -------     -------     -------     -------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.28     $  0.28     $  0.26     $  0.25     $  0.39
  Net realized and unrealized gain (loss) on
   investments                                                    0.64       (0.09)       0.65        0.86      (0.94)
                                                               -------     -------     -------     -------     -------
   Net increase (decrease) from investment
     operations                                                $  0.92     $  0.19     $  0.91     $  1.11     $ (0.55)
 Distributions to shareowners:
  Net investment income                                        $ (0.23)    $ (0.31)    $ (0.25)    $ (0.32)    $ (0.31)
  Net realized gain                                                  -           -           -           -      (0.22)
                                                               -------     -------     -------     -------     -------
 Total distributions to shareowners                            $ (0.23)    $ (0.31)    $ (0.25)    $ (0.32)    $ (0.53)
                                                               -------     -------     -------     -------     -------
 Net increase (decrease) in net asset value                    $  0.69     $ (0.12)    $  0.66     $  0.79     $ (1.08)
                                                               -------     -------     -------     -------     -------
 Net asset value, end of period                                $ 11.42     $ 10.73     $ 10.85     $ 10.19     $  9.40
                                                               -------     -------     -------     -------     -------
 Total return*                                                    8.72%       1.85%       9.04%      11.88%     (4.44)%
 Ratio of net expenses to average net assets+#                    0.77%       0.78%       0.78%       0.78%      0.78%
 Ratio of net investment income to average net
  assets+#                                                        2.51%       2.69%       2.47%       2.55%      4.43%
 Portfolio turnover rate                                            17%         20%         15%         13%        53%
 Net assets, end of period (in thousands)                      $44,239     $42,613     $42,882     $35,986     $25,992
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  0.77%       0.82%       0.80%       0.84%      1.09%
  Net investment income                                           2.51%       2.65%       2.45%       2.49%      4.12%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    0.77%       0.78%       0.78%       0.78%      0.78%
  Net investment income                                           2.51%       2.69%       2.47%       2.55%      4.43%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER CONSERVATIVE ALLOCATION FUND


CLASS B SHARES


                                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- ------------
 Net asset value, beginning of period                         $10.51      $10.61      $ 9.99      $ 9.24        $ 10.31
                                                              ------      ------      ------      ------        -------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                   $ 0.18      $ 0.19      $ 0.17      $ 0.16        $  0.31
  Net realized and unrealized gain (loss) on
   investments                                                  0.62       (0.09)       0.64        0.83          (0.93)
                                                              ------      ------      ------      ------        -------
   Net increase (decrease) from investment
     operations                                               $ 0.80      $ 0.10      $ 0.81      $ 0.99        $ (0.62)
 Distributions to shareowners:
  Net investment income                                       $(0.13)     $(0.20)     $(0.19)     $(0.24)       $ (0.23)
  Net realized gain                                                -           -           -           -          (0.22)
                                                              ------      ------      ------      ------        -------
 Total distributions to shareowners                           $(0.13)     $(0.20)     $(0.19)     $(0.24)       $ (0.45)
                                                              ------      ------      ------      ------        -------
 Net increase (decrease) in net asset value                   $ 0.67      $(0.10)     $ 0.62      $ 0.75        $ (1.07)
                                                              ------      ------      ------      ------        -------
 Net asset value, end of period                               $11.18      $10.51      $10.61      $ 9.99        $  9.24
                                                              ------      ------      ------      ------        -------
 Total return*                                                  7.63%       1.04%       8.15%      10.80%         (5.31)%
 Ratio of net expenses to average net assets+#                  1.61%       1.68%       1.64%       1.68%          1.68%
 Ratio of net investment income to average net
  assets+#                                                      1.67%       1.82%       1.62%       1.67%          3.58%
 Portfolio turnover rate                                          17%         20%         15%         13%            53%
 Net assets, end of period (in thousands)                     $3,340      $4,429      $5,285      $6,214        $ 5,957
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                1.61%       1.71%       1.64%       1.70%          1.90%
  Net investment income                                         1.67%       1.79%       1.62%       1.64%          3.36%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                  1.61%       1.68%       1.64%       1.68%          1.68%
  Net investment income                                         1.67%       1.82%       1.62%       1.67%          3.58%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

Financial highlights

PIONEER CONSERVATIVE ALLOCATION FUND


CLASS C SHARES


                                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- ------------
 Net asset value, beginning of period                          $ 10.44     $ 10.56     $  9.96     $  9.21     $ 10.30
                                                               -------     -------     -------     -------     -------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.18     $  0.20     $  0.18     $  0.17     $  0.31
  Net realized and unrealized gain (loss) on
   investments                                                    0.63       (0.09)       0.63        0.83      (0.95)
                                                               -------     -------     -------     -------     -------
   Net increase (decrease) from investment
     operations                                                $  0.81     $  0.11     $  0.81     $  1.00     $ (0.64)
 Distributions to shareowners:
  Net investment income                                        $ (0.16)    $ (0.23)    $ (0.21)    $ (0.25)    $ (0.23)
  Net realized gain                                                  -           -           -           -      (0.22)
                                                               -------     -------     -------     -------     -------
 Total distributions to shareowners                            $ (0.16)    $ (0.23)    $ (0.21)    $ (0.25)    $ (0.45)
                                                               -------     -------     -------     -------     -------
 Net increase (decrease) in net asset value                    $  0.65     $ (0.12)    $  0.60     $  0.75     $ (1.09)
                                                               -------     -------     -------     -------     -------
 Net asset value, end of period                                $ 11.09     $ 10.44     $ 10.56     $  9.96     $  9.21
                                                               -------     -------     -------     -------     -------
 Total return*                                                    7.83%       1.16%       8.18%      10.91%     (5.53)%
 Ratio of net expenses to average net assets+#                    1.51%       1.56%       1.55%       1.59%      1.68%
 Ratio of net investment income to average net
  assets+#                                                        1.70%       1.91%       1.71%       1.73%      3.54%
 Portfolio turnover rate                                            17%         20%         15%         13%        53%
 Net assets, end of period (in thousands)                      $20,542     $16,257     $15,068     $14,063     $11,184
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  1.51%       1.56%       1.55%       1.59%      1.80%
  Net investment income                                           1.70%       1.91%       1.71%       1.73%      3.43%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    1.51%       1.56%       1.55%       1.59%      1.68%
  Net investment income                                           1.70%       1.91%       1.71%       1.73%      3.54%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER CONSERVATIVE ALLOCATION FUND


CLASS Y SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                         $10.21      $10.41      $ 9.79      $ 9.02        $  10.50
                                                              ------      ------      ------      ------        --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                   $ 0.20      $ 0.13      $ 0.24      $ 0.28        $  (0.18)
  Net realized and unrealized gain (loss) on
   investments                                                  0.61       (0.10)       0.65        0.78           (0.97)
                                                              ------      ------      ------      ------        --------
   Net increase (decrease) from investment
     operations                                               $ 0.81      $ 0.03      $ 0.89      $ 1.06        $  (1.15)
 Distributions to shareowners:
  Net investment income                                       $(0.16)     $(0.23)     $(0.27)     $(0.29)       $  (0.11)
  Net realized gain                                                -           -           -           -           (0.22)
                                                              ------      ------      ------      ------        --------
 Total distributions to shareowners                           $(0.16)     $(0.23)     $(0.27)     $(0.29)       $  (0.33)
                                                              ------      ------      ------      ------        --------
 Net increase (decrease) in net asset value                   $ 0.65      $(0.20)     $ 0.62      $ 0.77        $  (1.48)
                                                              ------      ------      ------      ------        --------
 Net asset value, end of period                               $10.86      $10.21      $10.41      $ 9.79        $   9.02
                                                              ------      ------      ------      ------        --------
 Total return*                                                  8.00%       0.34%       9.18%      11.89%         (10.66)%
 Ratio of net expenses to average net assets+#                  1.43%       2.26%       0.82%       0.63%           7.26%
 Ratio of net investment income to average net
  assets+#                                                      1.88%       1.28%       2.36%       2.94%          (2.03)%
 Portfolio turnover rate                                          17%         20%         15%         13%             53%
 Net assets, end of period (in thousands)                     $  141      $   65      $   72      $  119        $      9
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                1.43%       2.26%       0.82%       0.63%           7.26%
  Net investment income (loss)                                  1.88%       1.28%       2.36%       2.94%          (2.03)%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                  1.43%       2.26%       0.82%       0.63%           7.26%
  Net investment income (loss)                                  1.88%       1.28%       2.36%       2.94%          (2.03)%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

Financial highlights

PIONEER MODERATE ALLOCATION FUND


CLASS A SHARES


                                                     YEAR          YEAR         YEAR         YEAR          YEAR
                                                     ENDED        ENDED         ENDED        ENDED        ENDED
                                                    7/31/13      7/31/12       7/31/11      7/31/10      7/31/09
                                                 ------------ ------------- ------------ ------------ -------------
 Net asset value, beginning of period             $  10.46      $  10.74     $   9.68     $   8.79     $  10.89
                                                  --------      --------     --------     --------     --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                       $   0.21      $   0.18     $   0.17     $   0.16     $   0.27
  Net realized and unrealized gain (loss) on
   investments                                        1.27        (0.22)         1.07         1.00       (1.63)
                                                  --------      --------     --------     --------     --------
   Net increase (decrease) from investment
     operations                                   $   1.48      $  (0.04)    $   1.24     $   1.16     $  (1.36)
 Distributions to shareowners:
  Net investment income                           $  (0.22)     $  (0.24)    $  (0.18)    $  (0.27)    $  (0.13)
  Net realized gain                                      -            -             -            -       (0.61)
                                                  --------      --------     --------     --------     --------
 Total distributions to shareowners               $  (0.22)     $  (0.24)    $  (0.18)    $  (0.27)    $  (0.74)
                                                  --------      --------     --------     --------     --------
 Net increase (decrease) in net asset value       $   1.26      $  (0.28)    $   1.06     $   0.89     $  (2.10)
                                                  --------      --------     --------     --------     --------
 Net asset value, end of period                   $  11.72      $  10.46     $  10.74     $   9.68     $   8.79
                                                  --------      --------     --------     --------     --------
 Total return*                                       14.32%       (0.27)%       12.91%       13.26%     (11.20)%
 Ratio of net expenses to average net
  assets+#                                            0.66%        0.72%         0.71%        0.73%       0.74%
 Ratio of net investment income to average net
  assets+#                                            1.85%        1.75%         1.59%        1.70%       3.20%
 Portfolio turnover rate                                 9%           9%           14%          10%         44%
 Net assets, end of period (in thousands)         $128,425      $118,833     $132,166     $125,354     $120,786
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Total expenses                                      0.66%        0.72%         0.71%        0.73%       0.76%
  Net investment income                               1.85%        1.75%         1.59%        1.70%       3.18%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                        0.66%        0.72%         0.71%        0.73%       0.74%
  Net investment income                               1.85%        1.75%         1.59%        1.70%       3.20%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER MODERATE ALLOCATION FUND


CLASS B SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                          $ 10.04     $ 10.26     $  9.25     $  8.41    $ 10.39
                                                               -------     -------     -------     -------    --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.11     $  0.11     $  0.08     $  0.08    $  0.19
  Net realized and unrealized gain (loss) on
   investments                                                    1.22      (0.22)        1.02        0.96     (1.53)
                                                               -------     -------     -------     -------    --------
   Net increase (decrease) from investment
     operations                                                $  1.33     $ (0.11)    $  1.10     $  1.04    $ (1.34)
 Distributions to shareowners:
  Net investment income                                        $ (0.06)    $ (0.11)    $ (0.09)    $ (0.20)   $ (0.03)
  Net realized gain                                                  -          -            -           -     (0.61)
                                                               -------     -------     -------     -------    --------
 Total distributions to shareowners                            $ (0.06)    $ (0.11)    $ (0.09)    $ (0.20)   $ (0.64)
                                                               -------     -------     -------     -------    --------
 Net increase (decrease) in net asset value                    $  1.27     $ (0.22)    $  1.01     $  0.84    $ (1.98)
                                                               -------     -------     -------     -------    --------
 Net asset value, end of period                                $ 11.31     $ 10.04     $ 10.26     $  9.25    $  8.41
                                                               -------     -------     -------     -------    --------
 Total return*                                                   13.31%     (0.99)%      11.89%      12.39%   (11.81)%
 Ratio of net expenses to average net assets+#                    1.52%      1.52%        1.52%       1.52%     1.52%
 Ratio of net investment income to average net
  assets+#                                                        1.06%      1.11%        0.83%       0.92%     2.44%
 Portfolio turnover rate                                             9%         9%          14%         10%       44%
 Net assets, end of period (in thousands)                      $10,068     $16,072     $26,166     $33,115    $35,197
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  1.58%      1.60%        1.53%       1.56%     1.63%
  Net investment income                                           0.99%      1.03%        0.82%       0.88%     2.33%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    1.52%      1.52%        1.52%       1.52%     1.52%
  Net investment income                                           1.06%      1.11%        0.83%       0.92%     2.44%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

Financial highlights

PIONEER MODERATE ALLOCATION FUND


CLASS C SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                          $  9.77     $ 10.07     $  9.10     $  8.29    $ 10.30
                                                               -------     -------     -------     -------    --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.12     $  0.10     $  0.09     $  0.09    $  0.19
  Net realized and unrealized gain (loss) on
   investments                                                    1.19      (0.22)        1.01        0.94     (1.53)
                                                               -------     -------     -------     -------    --------
   Net increase (decrease) from investment
     operations                                                $  1.31     $ (0.12)    $  1.10     $  1.03    $ (1.34)
 Distributions to shareowners:
  Net investment income                                        $ (0.16)    $ (0.18)    $ (0.13)    $ (0.22)   $ (0.06)
  Net realized gain                                                  -          -            -           -     (0.61)
                                                               -------     -------     -------     -------    --------
 Total distributions to shareowners                            $ (0.16)    $ (0.18)    $ (0.13)    $ (0.22)   $ (0.67)
                                                               -------     -------     -------     -------    --------
 Net increase (decrease) in net asset value                    $  1.15     $ (0.30)    $  0.97     $  0.81    $ (2.01)
                                                               -------     -------     -------     -------    --------
 Net asset value, end of period                                $ 10.92     $  9.77     $ 10.07     $  9.10    $  8.29
                                                               -------     -------     -------     -------    --------
 Total return*                                                   13.56%     (1.08)%      12.12%      12.43%   (11.85)%
 Ratio of net expenses to average net assets+#                    1.34%      1.41%        1.40%       1.44%     1.52%
 Ratio of net investment income to average net
  assets+#                                                        1.15%      1.06%        0.89%       0.98%     2.44%
 Portfolio turnover rate                                             9%         9%          14%         10%       44%
 Net assets, end of period (in thousands)                      $64,989     $53,594     $52,059     $43,725    $37,513
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  1.34%      1.41%        1.40%       1.44%     1.52%
  Net investment income                                           1.15%      1.06%        0.89%       0.98%     2.44%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    1.34%      1.41%        1.40%       1.44%     1.52%
  Net investment income                                           1.15%      1.06%        0.89%       0.98%     2.44%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER MODERATE ALLOCATION FUND


CLASS Y SHARES


                                                                  YEAR          YEAR          YEAR        YEAR         YEAR
                                                                 ENDED         ENDED         ENDED       ENDED        ENDED
                                                                7/31/13       7/31/12       7/31/11     7/31/10      7/31/09
                                                              ----------- --------------- ----------- ----------- -------------
 Net asset value, beginning of period                         $10.58         $ 10.88      $ 9.80      $ 8.89        $  10.94
                                                              ------         -------      ------      ------        --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                   $ 0.25         $  0.22      $ 0.21      $ 0.20        $   0.29
  Net realized and unrealized gain (loss) on
   investments                                                  1.28           (0.23)       1.09        1.02           (1.55)
                                                              ------         -------      ------      ------        --------
   Net increase (decrease) from investment
     operations                                               $ 1.53         $ (0.01)     $ 1.30      $ 1.22        $  (1.26)
 Distributions to shareowners:
  Net investment income                                       $(0.25)        $ (0.29)     $(0.22)     $(0.31)       $  (0.18)
  Net realized gain                                                -               -           -           -           (0.61)
                                                              ------         -------      ------      ------        --------
 Total distributions to shareowners                           $(0.25)        $ (0.29)     $(0.22)     $(0.31)       $  (0.79)
                                                              ------         -------      ------      ------        --------
 Net increase (decrease) in net asset value                   $ 1.28         $ (0.30)     $ 1.08      $ 0.91        $  (2.05)
                                                              ------         -------      ------      ------        --------
 Net asset value, end of period                               $11.86         $ 10.58      $10.88      $ 9.80        $   8.89
                                                              ------         -------      ------      ------        --------
 Total return*                                                 14.68%           0.00%(b)   13.37%      13.75%         (10.09)%
 Ratio of net expenses to average net assets+#                  0.36%           0.38%       0.32%       0.33%           0.33%
 Ratio of net investment income to average net
  assets+#                                                      2.26%           2.14%       2.00%       2.10%           3.59%
 Portfolio turnover rate                                           9%              9%         14%         10%             44%
 Net assets, end of period (in thousands)                     $4,134         $ 5,208      $8,069      $8,120        $  8,015
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                0.36%           0.38%       0.32%       0.33%           0.33%
  Net investment income                                         2.26%           2.14%       2.00%       2.10%           3.59%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                  0.36%           0.38%       0.32%       0.33%           0.33%
  Net investment income                                         2.26%           2.14%       2.00%       2.10%           3.59%


(a)        Calculated using average shares outstanding for the period.

(b)        Amount rounds to less than 0.01%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

#     Ratios with no reduction for fees paid indirectly.

Financial highlights

PIONEER GROWTH ALLOCATION FUND


CLASS A SHARES


                                                     YEAR          YEAR         YEAR         YEAR          YEAR
                                                     ENDED        ENDED         ENDED        ENDED        ENDED
                                                    7/31/13      7/31/12       7/31/11      7/31/10      7/31/09
                                                 ------------ ------------- ------------ ------------ -------------
 Net asset value, beginning of period             $  10.75      $  11.09     $   9.77     $   8.74     $  11.50
                                                  --------      --------     --------     --------     --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                       $   0.17      $   0.14     $   0.12     $   0.11     $   0.19
  Net realized and unrealized gain (loss) on
   investments                                        1.57        (0.29)         1.33         1.10       (2.14)
                                                  --------      --------     --------     --------     --------
   Net increase (decrease) from investment
     operations                                   $   1.74      $  (0.15)    $   1.45     $   1.21     $  (1.95)
 Distributions to shareowners:
  Net investment income                           $  (0.17)     $  (0.19)    $  (0.13)    $  (0.18)    $  (0.04)
  Net realized gain                                      -            -             -            -       (0.77)
                                                  --------      --------     --------     --------     --------
 Total distributions to shareowners               $  (0.17)     $  (0.19)    $  (0.13)    $  (0.18)    $  (0.81)
                                                  --------      --------     --------     --------     --------
 Net increase (decrease) in net asset value       $   1.57      $  (0.34)    $   1.32     $   1.03     $  (2.76)
                                                  --------      --------     --------     --------     --------
 Net asset value, end of period                   $  12.32      $  10.75     $  11.09     $   9.77     $   8.74
                                                  --------      --------     --------     --------     --------
 Total return*                                       16.40%       (1.31)%       14.85%       13.90%     (15.49)%
 Ratio of net expenses to average net
  assets+#                                            0.69%        0.76%         0.76%        0.79%       0.79%
 Ratio of net investment income to average net
  assets+#                                            1.50%        1.29%         1.11%        1.12%       2.24%
 Portfolio turnover rate                                 6%           7%           12%          11%         49%
 Net assets, end of period (in thousands)         $149,586      $134,988     $140,979     $125,433     $111,447
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Total expenses                                      0.69%        0.76%         0.76%        0.80%       0.89%
  Net investment income                               1.50%        1.29%         1.11%        1.11%       2.14%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                        0.69%        0.76%         0.76%        0.79%       0.79%
  Net investment income                               1.50%        1.29%         1.11%        1.12%       2.24%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER GROWTH ALLOCATION FUND


CLASS B SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                          $  9.52     $  9.80     $  8.64     $  7.75    $ 10.33
                                                               -------     -------     -------     -------    --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.07     $  0.06     $  0.03     $  0.03    $  0.11
  Net realized and unrealized gain (loss) on
   investments                                                    1.40      (0.26)        1.17        0.98     (1.92)
                                                               -------     -------     -------     -------    --------
   Net increase (decrease) from investment
     operations                                                $  1.47     $ (0.20)    $  1.20     $  1.01    $ (1.81)
 Distributions to shareowners:
  Net investment income                                        $ (0.06)    $ (0.08)    $ (0.04)    $ (0.12)   $     -
  Net realized gain                                                  -          -            -           -     (0.77)
                                                               -------     -------     -------     -------    --------
 Total distributions to shareowners                            $ (0.06)    $ (0.08)    $ (0.04)    $ (0.12)   $ (0.77)
                                                               -------     -------     -------     -------    --------
 Net increase (decrease) in net asset value                    $  1.41     $ (0.28)    $  1.16     $  0.89    $ (2.58)
                                                               -------     -------     -------     -------    --------
 Net asset value, end of period                                $ 10.93     $  9.52     $  9.80     $  8.64    $  7.75
                                                               -------     -------     -------     -------    --------
 Total return*                                                   15.46%     (2.01)%      13.90%      13.03%   (16.05)%
 Ratio of net expenses to average net assets+#                    1.57%      1.57%        1.57%       1.57%     1.57%
 Ratio of net investment income to average net
  assets+#                                                        0.68%      0.59%        0.35%       0.36%     1.47%
 Portfolio turnover rate                                             6%         7%          12%         11%       49%
 Net assets, end of period (in thousands)                      $17,441     $24,941     $35,567     $39,902    $43,390
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  1.60%      1.66%        1.61%       1.66%     1.77%
  Net investment income                                           0.64%      0.50%        0.31%       0.27%     1.27%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    1.57%      1.57%        1.57%       1.57%     1.57%
  Net investment income                                           0.68%      0.59%        0.35%       0.36%     1.47%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

Financial highlights

PIONEER GROWTH ALLOCATION FUND


CLASS C SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                          $ 10.18     $ 10.50     $  9.26     $  8.30    $ 10.99
                                                               -------     -------     -------     -------    --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.09     $  0.06     $  0.04     $  0.04    $  0.11
  Net realized and unrealized gain (loss) on
   investments                                                    1.48      (0.27)        1.26        1.04     (2.03)
                                                               -------     -------     -------     -------    --------
   Net increase (decrease) from investment
     operations                                                $  1.57     $ (0.21)    $  1.30     $  1.08    $ (1.92)
 Distributions to shareowners:
  Net investment income                                        $ (0.10)    $ (0.11)    $ (0.06)    $ (0.12)   $     -
  Net realized gain                                                  -          -            -           -     (0.77)
                                                               -------     -------     -------     -------    --------
 Total distributions to shareowners                            $ (0.10)    $ (0.11)    $ (0.06)    $ (0.12)   $ (0.77)
                                                               -------     -------     -------     -------    --------
 Net increase (decrease) in net asset value                    $  1.47     $ (0.32)    $  1.24     $  0.96    $ (2.69)
                                                               -------     -------     -------     -------    --------
 Net asset value, end of period                                $ 11.65     $ 10.18     $ 10.50     $  9.26    $  8.30
                                                               -------     -------     -------     -------    --------
 Total return*                                                   15.58%     (1.91)%      14.10%      13.08%   (16.08)%
 Ratio of net expenses to average net assets+#                    1.40%      1.46%        1.46%       1.51%     1.57%
 Ratio of net investment income to average net
  assets+#                                                        0.78%      0.59%        0.40%       0.40%     1.44%
 Portfolio turnover rate                                             6%         7%          12%         11%       49%
 Net assets, end of period (in thousands)                      $53,032     $45,570     $48,586     $43,087    $36,602
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  1.40%      1.46%        1.46%       1.51%     1.60%
  Net investment income                                           0.78%      0.59%        0.40%       0.40%     1.40%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    1.40%      1.46%        1.46%       1.51%     1.57%
  Net investment income                                           0.78%      0.59%        0.40%       0.40%     1.44%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER GROWTH ALLOCATION FUND


CLASS Y SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                         $10.95      $11.45      $10.07      $ 9.00        $  11.64
                                                              ------      -------     ------      ------        --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                   $ 0.20      $ 0.17      $ 0.17      $ 0.15        $   0.20
  Net realized and unrealized gain (loss) on
   investments                                                  1.61      (0.44)        1.37        1.14           (1.97)
                                                              ------      -------     ------      ------        --------
   Net increase (decrease) from investment
     operations                                               $ 1.81      $(0.27)     $ 1.54      $ 1.29        $  (1.77)
 Distributions to shareowners:
  Net investment income                                       $(0.20)     $(0.23)     $(0.16)     $(0.22)       $  (0.10)
  Net realized gain                                                -          -            -           -           (0.77)
                                                              ------      -------     ------      ------        --------
 Total distributions to shareowners                           $(0.20)     $(0.23)     $(0.16)     $(0.22)       $  (0.87)
                                                              ------      -------     ------      ------        --------
 Net increase (decrease) in net asset value                   $ 1.61      $(0.50)     $ 1.38      $ 1.07        $  (2.64)
                                                              ------      -------     ------      ------        --------
 Net asset value, end of period                               $12.56      $10.95      $11.45      $10.07        $   9.00
                                                              ------      -------     ------      ------        --------
 Total return*                                                 16.70%     (2.28)%      15.39%      14.33%         (13.68)%
 Ratio of net expenses to average net assets+#                  0.44%      0.50%        0.36%       0.39%           0.39%
 Ratio of net investment income to average net
  assets+#                                                      1.71%      1.60%        1.58%       1.54%           2.44%
 Portfolio turnover rate                                           6%         7%          12%         11%             49%
 Net assets, end of period (in thousands)                     $1,314      $2,012      $1,947      $2,508        $  1,614
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                0.44%      0.50%        0.36%       0.39%           0.39%
  Net investment income                                         1.71%      1.60%        1.58%       1.54%           2.44%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                  0.44%      0.50%        0.36%       0.39%           0.39%
  Net investment income                                         1.71%      1.60%        1.58%       1.54%           2.44%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

Financial highlights

PIONEER AGGRESSIVE ALLOCATION FUND


CLASS A SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                          $ 10.60     $ 11.07     $  9.56     $  8.45    $ 11.85
                                                               -------     -------     -------     -------    --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.11     $  0.08     $  0.06     $  0.04    $  0.09
  Net realized and unrealized gain (loss) on
   investments                                                    1.87      (0.42)        1.51        1.16     (2.54)
                                                               -------     -------     -------     -------    --------
   Net increase (decrease) from investment
     operations                                                $  1.98     $ (0.34)    $  1.57     $  1.20    $ (2.45)
 Distributions to shareowners:
  Net investment income                                        $ (0.11)    $ (0.13)    $ (0.06)    $ (0.09)   $     -
  Net realized gain                                                  -          -            -           -     (0.95)
                                                               -------     -------     -------     -------    --------
 Total distributions to shareowners                            $ (0.11)    $ (0.13)    $ (0.06)    $ (0.09)   $ (0.95)
                                                               -------     -------     -------     -------    --------
 Net increase (decrease) in net asset value                    $  1.87     $ (0.47)    $  1.51     $  1.11    $ (3.40)
                                                               -------     -------     -------     -------    --------
 Net asset value, end of period                                $ 12.47     $ 10.60     $ 11.07     $  9.56    $  8.45
                                                               -------     -------     -------     -------    --------
 Total return*                                                   18.86%     (3.06)%      16.42%      14.16%   (19.05)%
 Ratio of net expenses to average net assets+#                    0.82%      0.85%        0.85%       0.85%     0.85%
 Ratio of net investment income to average net
  assets+#                                                        0.99%      0.76%        0.52%       0.44%     1.07%
 Portfolio turnover rate                                             6%         7%          11%         12%       55%
 Net assets, end of period (in thousands)                      $90,921     $82,940     $92,878     $85,488    $79,480
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  0.82%      0.87%        0.85%       0.88%     1.01%
  Net investment income                                           0.99%      0.74%        0.52%       0.41%     0.91%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    0.82%      0.85%        0.85%       0.85%     0.85%
  Net investment income                                           0.99%      0.76%        0.52%       0.44%     1.07%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER AGGRESSIVE ALLOCATION FUND


CLASS B SHARES


                                                                  YEAR        YEAR         YEAR         YEAR          YEAR
                                                                 ENDED        ENDED        ENDED        ENDED        ENDED
                                                                7/31/13      7/31/12      7/31/11      7/31/10      7/31/09
                                                              ----------- ------------ ------------ ------------ -------------
 Net asset value, beginning of period                         $ 9.95       $ 10.35      $  8.96      $  7.93     $ 11.29
                                                              ------       -------      -------      -------     --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                   $ 0.03       $  0.01      $ (0.02)     $ (0.03)    $  0.02
  Net realized and unrealized gain (loss) on
   investments                                                  1.74        (0.40)        1.41         1.08       (2.43)
                                                              ------       -------      -------      -------     --------
   Net increase (decrease) from investment
     operations                                               $ 1.77       $ (0.39)     $  1.39      $  1.05     $ (2.41)
 Distributions to shareowners:
  Net investment income                                       $    -       $ (0.01)     $     -      $ (0.02)    $     -
  Net realized gain                                                -            -            -            -       (0.95)
                                                              ------       -------      -------      -------     --------
 Total distributions to shareowners                           $    -       $ (0.01)     $     -      $ (0.02)    $ (0.95)
                                                              ------       -------      -------      -------     --------
 Net increase (decrease) in net asset value                   $ 1.77       $ (0.40)     $  1.39      $  1.03     $ (3.36)
                                                              ------       -------      -------      -------     --------
 Net asset value, end of period                               $11.72       $  9.95      $ 10.35      $  8.96     $  7.93
                                                              ------       -------      -------      -------     --------
 Total return*                                                 17.79%       (3.72)%      15.51%       13.22%     (19.69)%
 Ratio of net expenses to average net assets+#                  1.64%        1.64%        1.64%        1.64%       1.64%
 Ratio of net investment income to average net
  assets+#                                                      0.25%        0.05%       (0.21)%      (0.33)%      0.28%
 Portfolio turnover rate                                           6%           7%          11%          12%         55%
 Net assets, end of period (in thousands)                     $8,495       $12,074      $17,642      $19,256     $20,884
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                1.73%        1.77%        1.71%        1.76%       1.89%
  Net investment income (loss)                                  0.16%       (0.08)%      (0.28)%      (0.45)%      0.04%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                  1.64%        1.64%        1.64%        1.64%       1.64%
  Net investment income (loss)                                  0.25%        0.05%       (0.21)%      (0.33)%      0.28%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

Financial highlights

PIONEER AGGRESSIVE ALLOCATION FUND


CLASS C SHARES


                                                                  YEAR         YEAR         YEAR         YEAR          YEAR
                                                                 ENDED        ENDED         ENDED        ENDED        ENDED
                                                                7/31/13      7/31/12       7/31/11      7/31/10      7/31/09
                                                              ----------- ------------- ------------ ------------ -------------
 Net asset value, beginning of period                          $ 10.07      $ 10.50      $  9.08      $  8.04     $ 11.43
                                                               -------      -------      -------      -------     --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                    $  0.03        0.00(b)    $ (0.01)     $ (0.03)    $  0.02
  Net realized and unrealized gain (loss) on
   investments                                                    1.77       (0.38)        1.43         1.10       (2.46)
                                                               -------      -------      -------      -------     --------
   Net increase (decrease) from investment
     operations                                                $  1.80      $ (0.38)     $  1.42      $  1.07     $ (2.44)
 Distributions to shareowners:
  Net investment income                                        $ (0.04)     $ (0.05)     $     -      $ (0.03)    $     -
  Net realized gain                                                  -           -            -            -       (0.95)
                                                               -------      -------      -------      -------     --------
 Total distributions to shareowners                            $ (0.04)     $ (0.05)     $     -      $ (0.03)    $ (0.95)
                                                               -------      -------      -------      -------     --------
 Net increase (decrease) in net asset value                    $  1.76      $ (0.43)     $  1.42      $  1.04     $ (3.39)
                                                               -------      -------      -------      -------     --------
 Net asset value, end of period                                $ 11.83      $ 10.07      $ 10.50      $  9.08     $  8.04
                                                               -------      -------      -------      -------     --------
 Total return*                                                   17.97%      (3.61)%      15.64%       13.25%     (19.71)%
 Ratio of net expenses to average net assets+#                    1.51%       1.56%        1.55%        1.58%       1.64%
 Ratio of net investment income to average net
  assets+#                                                        0.31%       0.01%       (0.14)%      (0.31)%      0.27%
 Portfolio turnover rate                                             6%          7%          11%          12%         55%
 Net assets, end of period (in thousands)                      $19,582      $17,317      $18,899      $18,161     $17,171
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                  1.51%       1.56%        1.55%        1.58%       1.70%
  Net investment income                                           0.31%       0.01%       (0.14)%      (0.31)%      0.21%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                    1.51%       1.56%        1.55%        1.58%       1.64%
  Net investment income                                           0.31%       0.01%       (0.14)%      (0.31)%      0.27%


(a)        Calculated using average shares outstanding for the period.

(b)        Amount rounds to less than $0.01.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

PIONEER AGGRESSIVE ALLOCATION FUND


CLASS Y SHARES


                                                                  YEAR        YEAR        YEAR        YEAR         YEAR
                                                                 ENDED       ENDED       ENDED       ENDED        ENDED
                                                                7/31/13     7/31/12     7/31/11     7/31/10      7/31/09
                                                              ----------- ----------- ----------- ----------- -------------
 Net asset value, beginning of period                         $10.65      $11.24      $ 9.67      $ 8.55        $  12.02
                                                              ------      -------     ------      ------        --------
 Increase (decrease) from investment
  operations:
  Net investment income (a)                                   $ 0.22      $ 0.12      $ 0.11      $ 0.08        $   0.13
  Net realized and unrealized gain (loss) on
   investments                                                  1.77      (0.55)        1.56        1.16           (2.65)
                                                              ------      -------     ------      ------        --------
   Net increase (decrease) from investment
     operations                                               $ 1.99      $(0.43)     $ 1.67      $ 1.24        $  (2.52)
 Distributions to shareowners:
  Net investment income                                       $(0.15)     $(0.16)     $(0.10)     $(0.12)       $      -
  Net realized gain                                                -          -            -           -           (0.95)
                                                              ------      -------     ------      ------        --------
 Total distributions to shareowners                           $(0.15)     $(0.16)     $(0.10)     $(0.12)       $  (0.95)
                                                              ------      -------     ------      ------        --------
 Net increase (decrease) in net asset value                   $ 1.84      $(0.59)     $ 1.57      $ 1.12        $  (3.47)
                                                              ------      -------     ------      ------        --------
 Net asset value, end of period                               $12.49      $10.65      $11.24      $ 9.67        $   8.55
                                                              ------      -------     ------      ------        --------
 Total return*                                                 18.87%     (3.76)%      17.32%      14.49%         (19.35)%
 Ratio of net expenses to average net assets+#                  0.67%      0.55%        0.46%       0.42%           0.43%
 Ratio of net investment income to average net
  assets+#                                                      1.89%      1.11%        0.99%       0.88%           1.58%
 Portfolio turnover rate                                           6%         7%          11%         12%             55%
 Net assets, end of period (in thousands)                     $  489      $1,189      $1,311      $1,868        $  1,627
 Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                                0.67%      0.55%        0.46%       0.42%           0.43%
  Net investment income                                         1.89%      1.11%        0.99%       0.88%           1.58%
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                                  0.67%      0.55%        0.46%       0.42%           0.43%
  Net investment income                                         1.89%      1.11%        0.99%       0.88%           1.58%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
#     Ratios with no reduction for fees paid indirectly.

Appendix A

INFORMATION ABOUT THE UNDERLYING FUNDS
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the fund intends to invest may change from time to time and the fund may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website. The prospectus and statement of additional information for each Pioneer underlying fund is available as well on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The underlying funds that invest primarily in equity securities are:

PIONEER FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests in a broad group of carefully selected securities that the fund's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests predominantly in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 15% of its net assets in REITs.


The fund may invest in initial public offerings of equity securities. The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds"). The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.


INVESTMENT ADVISER
Pioneer^

PIONEER CORE EQUITY FUND
(FORMERLY, PIONEER VALUE FUND)



INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, from investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 10% of its total assets in equity and debt securities of non-U.S. issuers, including up to 5% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash and other short-term investments.


The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research team. The adviser selects securities that are highly ranked by the research team and selling at reasonable prices or substantial discounts to their underlying values. From the universe of highly ranked securities, the research team constructs a portfolio that is reflective of overall sector weightings in the fund's benchmark index. A security will not be included in the portfolio simply because it is highly ranked by the research team. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

The adviser's research team evaluates a security's potential value based on the company's assets and prospects for earning growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The research team focuses on the quality and price of individual issuers. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research team.


INVESTMENT ADVISER
Pioneer

PIONEER OAK RIDGE LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:

o Research - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
o Fundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
o Valuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

PIONEER FUNDAMENTAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the "index") is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On June 30, 2013, securities in the index had market capitalizations of approximately $0.52 billion or greater. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.

For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest in securities of issuers in any industry or market sector. The fund may invest in initial public offerings of equity securities. The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities and securities of issuers that are in default.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a "growth" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, the adviser employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

PIONEER DISCIPLINED GROWTH FUND
(FORMERLY, PIONEER INDEPENDENCE FUND)



INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer

PIONEER DISCIPLINED VALUE FUND
(FORMERLY, PIONEER FUNDAMENTAL VALUE FUND)



INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer^^

PIONEER SELECT MID CAP GROWTH FUND
(FORMERLY, PIONEER GROWTH OPPORTUNITIES FUND)



INVESTMENT OBJECTIVES
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers, and securities in default.


The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund's investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

PIONEER MID CAP VALUE FUND


INVESTMENT OBJECTIVE
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.

The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

PIONEER OAK RIDGE SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVES
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($4.66 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.23 billion as of December 31, 2012) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in the Index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
o Research - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
o Fundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
o Valuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

PIONEER GLOBAL EQUITY FUND


INVESTMENT OBJECTIVES
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund's principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States.


The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers, including up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and cash and cash equivalents.


The fund may, but is not required to, use derivatives, including forward foreign currency exchange contracts and futures on equity based volatility indices. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

PIONEER INTERNATIONAL VALUE FUND


INVESTMENT OBJECTIVES
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, from time to time, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro.


The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country. Emerging economies or securities markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

PIONEER EMERGING MARKETS FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The fund considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The fund invests in at least six emerging markets. The fund considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the fund may invest in other emerging markets. The fund does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the fund's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may invest in initial public offerings of equity securities. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.

The fund may invest in debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The fund may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts and stock index futures, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

PIONEER REAL ESTATE SHARES


INVESTMENT OBJECTIVES
Long-term growth of capital. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The fund may at times emphasize particular sub-sectors of the real estate industry. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.


The fund may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in the securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities.


The fund uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.


INVESTMENT ADVISER
Pioneer (adviser); AEW Capital Management, L.P. (subadviser)^

PIONEER EQUITY INCOME FUND


INVESTMENT OBJECTIVE
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the fund may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the fund acquires are expected to be securities convertible into common stocks.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

The underlying funds that invest primarily in debt securities are:


PIONEER GOVERNMENT INCOME FUND


INVESTMENT OBJECTIVE
Current income.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that provide exposure to U.S. government securities or have similar economic characteristics. U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie
Mae). The fund may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. The fund also may invest in asset-backed securities and subordinated debt securities, and enter into mortgage dollar roll transactions.


The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.


The fund may, but is not required to, use derivatives, such as futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield and sector diversification.


INVESTMENT ADVISER
Pioneer

PIONEER HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).


The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers.

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.


INVESTMENT ADVISER
Pioneer

PIONEER GLOBAL MULTISECTOR INCOME FUND
(FORMERLY, PIONEER GLOBAL AGGREGATE BOND FUND)



INVESTMENT OBJECTIVE

A high level of current income.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located throughout the world, including corporate and government issuers. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States, including emerging market issuers. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets, including:
Below investment grade (high yield or "junk bond") securities of U.S. and o non-U.S. issuers
     Investment grade securities of U.S. and non-U.S. issuers

o

The adviser's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.

The fund may invest up to 70% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser. Up to 20% of the fund's net assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund's investment in debt securities rated below investment grade may include debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

In addition to investing in securities denominated in non-U.S. currencies, the fund may hold non-U.S. currencies and may take long or short positions with respect to a particular currency through a derivative position, such as a forward currency exchange contract in a non-U.S. security. The fund may purchase and sell forward currency exchange contracts in non-U.S. currencies. The fund's currency and currency-related investments may be used to adjust overall currency exposures, including as a means of seeking incremental return, which may be considered a speculative technique.

The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity, rating, sector and country weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, global monetary policy and the relative value of global currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, country, sector and issuer diversification. The adviser also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The adviser actively manages the fund's currency exposures based on its analysis of the relative value of currencies, considering such factors as the global macroeconomic environment, global monetary policy and geopolitical factors. In making these portfolio decisions, the adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may, but is not required to, use derivatives. The fund may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security. The fund also may use other derivatives, such as futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.



INVESTMENT ADVISER
Pioneer

PIONEER GLOBAL HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund may invest in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 10% of its total assets in equity securities, including common stocks, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. The adviser also considers a security's potential to provide income.


INVESTMENT ADVISER
Pioneer

PIONEER BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that provide exposure to such securities or have similar economic characteristics.


The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds.

The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may, but is not required to, use derivatives, such as credit default swaps,. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

PIONEER STRATEGIC INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund's investment adviser allocates the fund's investments among the following three segments of the debt markets:
o Below investment grade (high yield or "junk bond") securities of U.S. and non-U.S. issuers
o Investment grade securities of U.S. issuers
o Investment grade securities of non-U.S. issuers

The adviser's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.

The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon the adviser's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund may also invest in securities that are in default, subordinated debt securities, event-linked bonds and Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.


Up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).


The fund may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

PIONEER DYNAMIC CREDIT FUND
(FORMERLY, PIONEER ABSOLUTE RETURN CREDIT FUND)



INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

The fund selects investments from a broad spectrum of debt securities. The fund is managed using a benchmark unconstrained approach, which means that it is not managed relative to an index. Accordingly, the fund does not seek to generate returns consistent with broader financial market movements, instead seeking to generate positive total returns over the course of different market environments. Total return is a combination of current income and capital appreciation. As part of its overall strategy, the fund uses derivatives in an effort to limit the effect of market volatility on its portfolio of securities. The fund also may use derivatives for a variety of other hedging and non-hedging purposes.


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The adviser allocates the fund's debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit quality, including those rated below investment grade (known as "junk bonds") or, if unrated, of equivalent credit quality as determined by the fund's investment adviser. The fund's investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in securities of issuers located in emerging markets.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity that varies based upon the judgment of the adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer or when the adviser believes the securities offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.


The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve and other global monetary policies and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, country, sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. In selecting among market segments and instruments, the adviser considers the relative value of particular investments. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, the adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

In addition to seeking to manage portfolio risk through conventional means, including through in-depth credit analysis and diversification, the adviser employs a disciplined, two-fold derivatives strategy designed to limit the effects of near-term volatility and severe market events. This strategy, which relies on proprietary, quantitative techniques, incorporates the adviser's macroeconomic views as well as its view of quantitative market indicators of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to U.S. Treasury bonds. Widening credit spreads can indicate higher levels of uncertainty or distress in financial markets. Over time, the adviser uses derivatives to seek to maintain a "dynamic" hedge against near-term market volatility through exposure to market-, volatility- and/or credit-oriented derivatives, which it may adjust as credit spreads widen and narrow or as other indicators of market volatility change. As a second measure, when indicators signal severe market distress, the investment adviser may employ derivatives techniques designed to help limit the effects of that distress. Derivatives in which the fund may invest for these purposes include equity index futures, futures or swaps based on the Chicago Board of Exchange Volatility Index (VIX), credit default swaps and Treasury futures. The VIX is an index of market sentiment derived from S&P 500 Index option prices that is designed to reflect investors' consensus view of expected stock market volatility over future periods. In combination, the two elements of this strategy are intended to help limit the effect of market volatility on the fund's returns and generate positive returns over time. However, there can be no guarantee that such results will be achieved.

The fund also may use derivatives for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may establish, through derivatives, net short positions for individual sectors, markets, currencies or securities, or as a means of adjusting the fund's portfolio duration or other portfolio characteristics. The fund may invest without limit in derivative instruments. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

INVESTMENT ADVISER
Pioneer

PIONEER MULTI-ASSET ULTRASHORT INCOME FUND


INVESTMENT OBJECTIVES

A high level of current income to the extent consistent with a relatively high level of stability of principal.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans; debt issued by banks and other corporate, governmental and non-governmental entities; corporate bonds; mortgage-backed and asset-backed securities; event-linked bonds (also known as "catastrophe bonds"); and preferred stock. The fund may invest in floating rate instruments of issuers in any industry or market sector. The fund also considers as floating rate instruments, and the fund may invest without limit in, adjustable rate securities, fixed rate securities with durations of less than or equal to one year, funds that invest primarily in floating rate instruments, and fixed rate securities with respect to which the fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The fund considers these investments as economic equivalents of floating rate instruments. The fund also may invest in other derivative instruments that have economic characteristics similar to floating rate instruments for purposes of satisfying the 80% requirement.

Under normal circumstances, the fund's average portfolio duration will be less than two years. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. If the fund's average portfolio duration exceeds two years, the fund will take action to bring it within its expected range within a reasonable period of time. The assumptions that are made about a security's features and options when calculating duration may prove to be incorrect. Duration is calculated by the adviser, is not an exact measurement and may not reliably predict the fund's or a particular security's price sensitivity to changes in yield or interest rates.

The fund does not have a targeted maturity range for its portfolio. The fund may invest in securities with a broad range of maturities. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due.

The fund may invest up to 20% of its net assets in debt securities that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the fund's investment adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The fund does not have a policy of maintaining a specific average credit quality of its portfolio.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

In addition to its investments in floating rate instruments, the fund also may invest in other securities, including debt of U.S. and non-U.S. governmental, corporate and other non-governmental issuers; mortgage-backed and asset-backed securities; convertible securities; bonds not paying current income; bonds that do not make regular interest payments; zero coupon securities; money market instruments; and other short-term investments, including cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may invest without limit in derivative instruments. However, the fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.


The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer, when the adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.

The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate duration, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

PIONEER FLOATING RATE FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such floating rate securities. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short term bond funds. Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds"). The fund's investments in floating rate loans typically hold a senior position in the borrower's capital structure.

The fund also may invest in other securities, including unsecured or subordinated loans, revolving credit facility loans, high yield corporate bonds, investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

The fund may invest without limit in securities of any rating, including those that are in default. The fund does not have a targeted maturity range for its portfolio. The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in mortgage-related securities, including "sub-prime" mortgages and asset-backed securities. The fund also may invest in U.S. government securities, zero coupon securities, subordinated debt securities and event-linked bonds. The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash and other short-term investments.


The investment adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. The adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and exposure to particular issuers and sectors. The adviser also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

PIONEER SHORT TERM INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income to the extent consistent with a relatively high level of stability of principal.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade debt securities (including convertible debt) of U.S. and non-U.S. corporate and other issuers, mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities of U.S. and non-U.S. issuers and short-term money market instruments of U.S. and non-U.S. issuers.


Normally, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. The fund may invest in debt securities of issuers in any industry or market sector. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to investment grade debt securities. As of the date of this prospectus, the fund may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds") and securities that are in default. The fund may invest in subordinated debt securities and event-linked bonds. Effective September 1, 2013, the fund may invest up to 20% of its net assets in below investment grade debt securities and securities that are in default.


The fund will normally maintain a dollar-weighted average portfolio maturity of no more than 3 years. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in debt securities of emerging market issuers.

The fund may invest a substantial portion of its assets in mortgage-related securities, including mortgage-related securities issued by private issuers.

The fund may, but is not required to, use derivatives, such as credit default swaps,. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

PIONEER CASH RESERVES FUND


INVESTMENT OBJECTIVES
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:
o U.S. and non-U.S. banks
o U.S. and non-U.S. corporate or private issuers
o The U.S. government and its agencies and instrumentalities
o Non-U.S. governments
o Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, banker's acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The fund's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

The fund invests in U.S. government obligations and money market securities that at the time of purchase are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund's investment adviser. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If, after purchase, the quality rating assigned to one or more of the fund's securities is downgraded, or the credit quality deteriorates, or if the maturity on a security is extended, the adviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less.


INVESTMENT ADVISER
Pioneer

Pioneer
Ibbotson Asset Allocation Series

YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.


VISIT OUR WEBSITE
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-21569)



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PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET                                                    20162-08-1213
BOSTON, MA 02109                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

[GRAPHIC APPEARS HERE]




Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerinvestments.com














This is not part of the prospectus.





20162-08-1213
(Copyright)2013 Pioneer Funds Distributor, Inc.

Underwriter of Pioneer mutual funds
Member SIPC

PIONEER IBBOTSON ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------
60 State Street

Boston, Massachusetts 02109

CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF PIONEER IBBOTSON CONSERVATIVE
                               ALLOCATION FUND,
PIONEER IBBOTSON MODERATE ALLOCATION FUND, PIONEER IBBOTSON GROWTH ALLOCATION
                                   FUND AND
                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                 (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")


         Conservative    Moderate      Growth        Aggressive
         Allocation      Allocation    Allocation    Allocation
Class    Fund            Fund          Fund          Fund
-------  --------------  ------------  ------------  -----------
  A      PIAVX           PIALX         GRAAX         PIAAX
  B      PIBVX           PIBLX         GRABX         IALBX
  C      PICVX           PIDCX         GRACX         IALCX
  Y      IBBCX           IMOYX         IBGYX         IBAYX

                      Statement of Additional Information

                               December 1, 2013
This statement of additional information is not a prospectus. It should be read in conjunction with the funds' Class A, Class B, Class C and Class Y shares prospectus dated December 1, 2013, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the funds at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The funds' financial statements for the fiscal year ended July 31, 2013, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


CONTENTS
--------------------------------------------------------------------------------


                                                                      PAGE
   1.    Trust history..............................................    1
   2.    Investment policies, risks and restrictions................    1
   3.    Trustees and officers......................................   44
   4.    Investment adviser.........................................   53
   5.    Principal underwriter and distribution plan................   56
   6.    Shareholder servicing/transfer agent.......................   60
   7.    Custodian and sub-administrator............................   60
   8.    Independent registered public accounting firm..............   60
   9.    Portfolio management.......................................   61
  10.    Portfolio transactions.....................................   66
  11.    Description of shares......................................   67
  12.    Sales charges..............................................   70
  13.    Redeeming shares...........................................   76
  14.    Telephone and online transactions..........................   76
  15.    Pricing of shares..........................................   78
  16.    Tax status.................................................   78
  17.    Financial statements.......................................   87
  18.    Annual fee, expense and other information..................   88
  19.    Appendix A - Description of short-term debt, corporate bond
[GRAPHIC APPEARS HERE]




         and preferred stock ratings//..............................   95
  20.    Appendix B - Proxy voting policies and procedures..........   99

1. TRUST HISTORY


Each fund is a diversified open-end management investment company. Each fund is a series of Pioneer Ibbotson Asset Allocation Series (the "Trust"). The Trust was organized as a Delaware statutory trust on April 22, 2004.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The trust consists of the following four funds, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and uses asset allocation strategies to allocate its assets among the underlying funds: Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Moderate Allocation Fund, Pioneer Ibbotson Growth Allocation Fund and Pioneer Ibbotson Aggressive Allocation Fund (each, a "fund" and collectively, the "funds"). The prospectus presents the investment objective and the principal investment strategies and risks of each fund. Each fund has adopted fundamental and non-fundamental investment restrictions as set forth in this statement of additional information. However, in general, references in Section 2 of this statement of additional information to "the fund" mean a fund or, where applicable, an underlying fund, and references to a fund's investment techniques and associated risks also refer to the investment techniques and associated risks of the underlying funds and vice versa. Accordingly, a reference to an adviser in Section 2 of this statement of additional information means Pioneer Investment Management, Inc. ("Pioneer") as the investment adviser for a fund, Ibbotson (as defined herein) as a fund's subadviser or the adviser or any subadviser for the underlying funds, or all of them, as the context indicates. This section supplements the disclosure in the funds' prospectus and provides additional information on the investment policies of the funds and the underlying funds and each fund's fundamental investment restrictions. Restrictions or policies stated as a maximum percentage of a fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a fund's restrictions and policies.


MONEY MARKET FUND MATTERS
The fund invests in accordance with the credit quality, diversification, liquidity and maturity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the applicable quality requirements of Rule 2a-7, the fund may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7.

The fund invests in eligible securities that at the time of purchase are rated in the highest short-term rating category (or with respect to not more than 3% of its total assets, in the second highest category).

Eligible securities are divided into "first tier" and "second tier" securities. The fund primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer. However, the fund may invest up to 3% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the fund's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first tier or second tier security.

The fund may not invest more than 5% of its total assets in securities issued by any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security); provided that the fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to three business days.

The fund may not invest more than 1/2 of 1% of its total assets in the second tier securities of any single issuer.

With respect to 75% of its total assets, the fund may not invest more than 10% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security), and not more than 2.5% of its total assets in second tier securities issued by or subject to demand features from any one issuer.

The fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.


DEBT SECURITIES AND RELATED INVESTMENTS


DEBT SECURITIES RATING INFORMATION
Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


U.S. GOVERNMENT SECURITIES
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.


A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.


MUNICIPAL OBLIGATIONS

The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties.

Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.


MORTGAGE-BACKED SECURITIES

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.


The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.


Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.


In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

OTHER RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


ASSET-BACKED SECURITIES
The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.


The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.


The fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the

ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.


Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.


The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


SUBORDINATED SECURITIES
The fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.


STRUCTURED SECURITIES
The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund's investment.

Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.


FLOATING RATE LOANS
A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

DIRECT INVESTMENT IN LOANS. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

ASSIGNMENTS. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

OTHER INFORMATION ABOUT FLOATING RATE LOANS. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower's obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.


INVERSE FLOATING RATE SECURITIES
The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.


AUCTION RATE SECURITIES
The fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund. Since February 2008, nearly all such auctions have failed, effectively locking in below-market interest rates.


EVENT-LINKED BONDS
The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.


Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds may include special purpose vehicles or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as sidecars, or to provide reinsurance to insurance companies, known as collateralized reinsurance. In addition to the specified trigger events, event-linked bonds may also expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the fund's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so.


Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard &Poor's Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB."

The fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.


EVENT-LINKED SWAPS
The fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.


ZERO COUPON, PAY-IN-KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES
The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.


INFLATION-PROTECTED FIXED INCOME SECURITIES
The fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities ("TIPS") issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the fund holds TIPS, the fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.


Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the fund holding TIPS will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.


If the fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the fund's investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the fund may be required to borrow or liquidate securities.


EQUITY SECURITIES AND RELATED INVESTMENTS


INVESTMENTS IN EQUITY SECURITIES
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.


WARRANTS AND STOCK PURCHASE RIGHTS
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.


PREFERRED SHARES
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.


INVESTMENTS IN INITIAL PUBLIC OFFERINGS

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.



NON-U.S. INVESTMENTS


EQUITY SECURITIES OF NON-U.S. ISSUERS
The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.


DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS
The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.


RISKS OF NON-U.S. INVESTMENTS. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund 's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.


WITHHOLDING AND OTHER TAXES. The fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes may reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

EUROPE - RECENT EVENTS. Some countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investments due to the interconnected nature of the global economy and capital markets.



INVESTMENTS IN DEPOSITARY RECEIPTS
The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.


FOREIGN CURRENCY TRANSACTIONS
The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.


Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."


OPTIONS ON FOREIGN CURRENCIES
The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.


NATURAL DISASTERS
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.


INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS


OTHER INVESTMENT COMPANIES
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.


EXCHANGE TRADED FUNDS
The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF's actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF's use of these techniques will make the fund's investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).


REAL ESTATE INVESTMENT TRUSTS ("REITS")
The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund's prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS


DERIVATIVES

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio's currency exposure, or, for funds investing in fixed income securities, a portfolio's duration or credit quality). The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the Commodity Futures Trading Commission (the "CFTC") and the Securities and Exchange Commission (the "SEC"). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.

The fund's use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund's ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.



OPTIONS ON SECURITIES AND SECURITIES INDICES
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it's likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

OPTIONS SPREADS AND STRADDLES. Option spread and straddle transactions require a fund to purchase and/or write more than one option simultaneously. A fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call.

A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.



FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors' consensus view of expected stock market volatility over future periods. The fund may invest in futures and options based on credit derivative contracts on baskets of indicies of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.



FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.


In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.


EQUITY SWAPS, CAPS, FLOORS AND COLLARS
The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.


TOTAL RETURN SWAPS, CAPS, FLOORS AND COLLARS
The fund may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. The fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors' consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.


CREDIT DEFAULT SWAP AGREEMENTS
The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no specified events of default, or "credit events", on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the fund, as the seller, must pay the buyer the full notional value of the reference obligation. The fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the fund may be required to make a cash settlement payment, where the reference obligation is received by the fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund as seller. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


The fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the "equity tranche" as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.



CREDIT-LINKED NOTES
The fund may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.


EXCHANGE TRADED NOTES
The fund may invest in exchange traded notes ("ETNs"). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses.

Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN's ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the fund's potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.


FOREIGN CURRENCY SWAPS
Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the fund is unable to recover damages from the defaulting counterparty.


CROSS CURRENCY INTEREST RATE SWAP AGREEMENTS
Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.


FINANCIAL FUTURES AND OPTIONS TRANSACTIONS The fund has claimed an exclusion from registration as a "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator.

As a result, while the fund continues to rely on this exemption, it will remain limited in its ability to trade instruments subject to the jurisdiction of the Commodity Futures Trading Commission ("CFTC"), including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds. The fund's investment adviser may have to rely on representations from the underlying fund's manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund's positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for "bona fide hedging" purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.



OTHER INVESTMENTS AND INVESTMENT TECHNIQUES


SHORT-TERM INVESTMENTS
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.


ILLIQUID SECURITIES
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.


REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.


SHORT SALES AGAINST THE BOX
The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.


DOLLAR ROLLS
The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.


ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may "cover" its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.



PORTFOLIO TURNOVER
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.


LENDING OF PORTFOLIO SECURITIES
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund's prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.


INTERFUND LENDING
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."


DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.


Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates, Inc. (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).


Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.


The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.


INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT POLICIES
Each fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(1) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

(2)   more than 50% of the outstanding shares of the fund.

Each fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund's policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in
(2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.


With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Tax-exempt funds that invest 80% of their assets in tax-exempt securities characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the MSCI Global Industry Classification Standard
(GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the fund's adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.


In accordance with the investment programs of each fund as set forth in the prospectus, each fund may invest more than 25% of its assets in any one underlying fund. No fund invests in an underlying fund with the intention of directly or indirectly concentrating its investments in a particular industry. However, subsequent to investing in an underlying fund, it is possible that a fund may become indirectly concentrated in a particular industry as a result of changes in one or more underlying fund's holdings. Each of the underlying funds (other than Pioneer Cash Reserves Fund and Pioneer Real Estate Shares) will not concentrate more than 25% of its total assets in any one industry. Pioneer Cash Reserves Fund may invest without limit in obligations issued by banks. Pioneer Real Estate Shares may invest without limit in real estate industry issuers.


Each fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.



DIVERSIFICATION
Each fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.


3. TRUSTEES AND OFFICERS


The fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.




NAME, AGE AND                 TERM OF OFFICE AND                                                 OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                    HELD BY TRUSTEE
----------------------------- -------------------------- --------------------------------------- -----------------------
INDEPENDENT TRUSTEES:
----------------------------- -------------------------- --------------------------------------- -----------------------
THOMAS J. PERNA (63)          Trustee since 2006.        Chairman and Chief Executive            Director, Broadridge
Chairman of the Board and     Serves until a successor   Officer, Quadriserv, Inc. (technology   Financial Solutions,
Trustee                       trustee is elected or      products for securities lending         Inc. (investor
-----------------------------
                              earlier retirement or      industry) (2008 - present); Private     communications and
                              removal.                   investor (2004 - 2008); and Senior      securities processing
                              --------------------------
                                                         Executive Vice President, The Bank      provider for financial
                                                         of New York (financial and securities   services industry)
                                                         services) (1986 - 2004)                 (2009 - present);
                                                         ---------------------------------------
                                                                                                 Director, Quadriserv,
                                                                                                 Inc. (2005 -
                                                                                                 present);
                                                                                                 Commissioner, New
                                                                                                 Jersey State Civil
                                                                                                 Service Commission
                                                                                                 (2011 - present)
                                                                                                 -----------------------

NAME, AGE AND                 TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                        HELD BY TRUSTEE
----------------------------- -------------------------- ------------------------------------------- --------------------------
DAVID R. BOCK (69)            Trustee since 2005.        Managing Partner, Federal City              Director of Enterprise
Trustee                       Serves until a successor   Capital Advisors (corporate advisory        Community
---
                              trustee is elected or      services company) (1997 - 2004              Investment, Inc.
                              earlier retirement or      and 2008 - present); Interim Chief          (privately-held
                              removal.                   Executive Officer, Oxford Analytica,        affordable housing
                              --------------------------
                                                         Inc. (privately held research and           finance company)
                                                         consulting company) (2010);                 (1985 - 2010);
                                                         Executive Vice President and Chief          Director of Oxford
                                                         Financial Officer, I-trax, Inc. (publicly   Analytica, Inc. (2008
                                                         traded health care services                 - present); Director
                                                         company) (2004 - 2007); and                 of The Swiss
                                                         Executive Vice President and Chief          Helvetia Fund, Inc.
                                                         Financial Officer, Pedestal Inc.            (closed-end fund)
                                                         (internet-based mortgage trading            (2010 - present);
                                                         company) (2000 - 2002)                      Director of New York
                                                         -------------------------------------------
                                                                                                     Mortgage Trust
                                                                                                     (publicly-traded
                                                                                                     mortgage REIT)
                                                                                                     (2004 - 2009, 2012
                                                                                                     - present)
                                                                                                     -----------------------
BENJAMIN M. FRIEDMAN          Trustee since 2008.        William Joseph Maier Professor of           Trustee, Mellon
(69)                          Serves until a successor   Political Economy, Harvard                  Institutional Funds
Trustee                       trustee is elected or      University (1972 - present)                 Investment Trust and
---                                                      -------------------------------------------
                              earlier retirement or                                                  Mellon Institutional
                              removal.                                                               Funds Master
                              --------------------------
                                                                                                     Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                           complex)
                                                                                                       (1989-2008)
                                                                                                     ------------
MARGARET B.W. GRAHAM          Trustee since 2004.        Founding Director, Vice-President           None
                                                                                                     ------------
(66)                          Serves until a successor   and Corporate Secretary, The
Trustee                       trustee is elected or      Winthrop Group, Inc. (consulting
---
                              earlier retirement or      firm) (1982 - present); and
                              removal.                   Desautels Faculty of Management,
                              --------------------------
                                                         McGill University (1999 - present);
                                                         and Manager of Research
                                                         Operations and Organizational
                                                         Learning, Xerox PARC, Xerox's
                                                         advance research center
                                                         (1990-1994)
                                                         ----------
MARGUERITE A. PIRET (65)      Trustee since 2004.        President and Chief Executive               Director of New
Trustee                       Serves until a successor   Officer, Newbury, Piret & Company,          America High Income
---
                              trustee is elected or      Inc. (investment banking firm)              Fund, Inc.
                              earlier retirement or      (1981 - present)                            (closed-end
                                                         -----------------------------------------
                              removal.                                                               investment company)
                              --------------------------
                                                                                                     (2004 - present);
                                                                                                     Member, Board of
                                                                                                     Governors,
                                                                                                     Investment Company
                                                                                                     Institute (2000 -
                                                                                                             2006)
                                                                                                     ------------

NAME, AGE AND                 TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                  HELD BY TRUSTEE
----------------------------- -------------------------- ------------------------------------- ---------------------
STEPHEN K. WEST (85)          Trustee since 2004.        Senior Counsel, Sullivan & Cromwell   Director, The Swiss
Trustee                       Serves until a successor   LLP (law firm) (1998 - present);      Helvetia Fund, Inc.
-----------------------------
                              trustee is elected or      Partner, Sullivan & Cromwell LLP      (closed-end
                              earlier retirement or      (prior to 1998)                       investment
                                                         -------------------------------------
                              removal.                                                         company); Director,
                              --------------------------
                                                                                               Invesco, Ltd.
                                                                                               (formerly AMVESCAP,
                                                                                               PLC) (investment
                                                                                               manager)
                                                                                               (1997-2005)
                                                                                               ----------
INTERESTED TRUSTEE:
----------------------------- -------------------------- ------------------------------------- ----------
DANIEL K. KINGSBURY (55)*     Trustee since 2007.        Director, CEO and President of        None
                                                                                               ----------
Trustee and Executive Vice    Serves until a successor   PIM-USA (since February 2007);
President                     trustee is elected or      Director and President of Pioneer
-----------------------------
                              earlier retirement or      and Pioneer Institutional Asset
                              removal.                   Management, Inc. (since February
                              --------------------------
                                                         2007); Executive Vice President of
                                                         all of the Pioneer Funds (since
                                                         March 2007); Director of PGAM
                                                         (2007 - 2010); Head of New
                                                         Europe Division, PGAM (2000 -
                                                         2005); Head of New Markets
                                                         Division, PGAM (2005 - 2007)
                                                         -------------------------------------
FUND OFFICERS:
----------------------------- -------------------------- ------------------------------------- ----------
JOHN F. COGAN, JR. (87)*      Since 2004. Serves at      President of all of the Pioneer       None
                                                                                               ----------
President and Chief           the discretion of the      Funds; Non-Executive Chairman and
Executive Officer             Board.                     a Director of Pioneer Investment
----------------------------- --------------------------
                                                         Management USA Inc. ("PIM-USA")
                                                         (until November 2013); Chairman
                                                         and a Director of Pioneer (until
                                                         November 2013); Chairman and
                                                         Director of Pioneer Institutional
                                                         Asset Management, Inc. (until
                                                         November 2013); Director of
                                                         Pioneer Alternative Investment
                                                         Management Limited (Dublin) (until
                                                         October 2011); President and a
                                                         Director of Pioneer Alternative
                                                         Investment Management (Bermuda)
                                                         Limited and affiliated funds (until
                                                         November 2013); Deputy Chairman
                                                         and a Director of Pioneer Global
                                                         Asset Management S.p.A. ("PGAM")
                                                         (until April 2010); Director of
                                                         Nano-C, Inc. (since 2003); Director
                                                         of Cole Management Inc. (2004 -
                                                         2011); Director of Fiduciary
                                                         Counseling, Inc. (until December
                                                         2011); Trustee of all of the Pioneer
                                                         Funds (until November 2013); and
                                                         Retired Partner, Wilmer Cutler
                                                         Pickering Hale and Dorr LLP
                                                         -------------------------------------

----------------------------- -------------------------- ------------------------------------- ----------

NAME, AGE AND                 TERM OF OFFICE AND                                             OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE       PRINCIPAL OCCUPATION                   HELD BY TRUSTEE
----------------------------- ----------------------- -------------------------------------- ---------------------
CHRISTOPHER J. KELLEY (48)    Since 2010. Serves at   Vice President and Associate           None
                                                                                             ---------------------
Secretary and Chief Legal     the discretion of the   General Counsel of Pioneer since
Officer                       Board                   January 2008; Secretary and Chief
----------------------------- -----------------------
                                                      Legal Officer of all of the Pioneer
                                                      Funds since June 2010; Assistant
                                                      Secretary of all of the Pioneer Funds
                                                      from September 2003 to May
                                                      2010; Vice President and Senior
                                                      Counsel of Pioneer from July 2002
                                                      to December 2007
                                                      --------------------------------------
CAROL B. HANNIGAN (52)        Since 2010. Serves at   Fund Governance Director of            None
                                                                                             ---------------------
Assistant Secretary           the discretion of the   Pioneer since December 2006 and
-----------------------------
                              Board                   Assistant Secretary of all the
                              -----------------------
                                                      Pioneer Funds since June 2010;
                                                      Manager - Fund Governance of
                                                      Pioneer from December 2003 to
                                                      November 2006; Senior Paralegal of
                                                      Pioneer from January 2000 to
                                                      November 2003.
                                                      --------------------------------------
THOMAS REYES (51)             Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                                                             ---------------------
Assistant Secretary           the discretion of the   and Assistant Secretary of all the
-----------------------------
                              Board                   Pioneer Funds since June 2010;
                              -----------------------
                                                      Vice President and Counsel at State
                                                      Street Bank from October 2004 to
                                                      June 2007
                                                      --------------------------------------
MARK E. BRADLEY (54)          Since 2008. Serves at   Vice President - Fund Treasury of      None
                                                                                             ---------------------
Treasurer and Chief           the discretion of the   Pioneer; and Treasurer of all of the
Financial and Accounting      Board                   Pioneer Funds since March 2008;
                              -----------------------
Officer                                               Deputy Treasurer of Pioneer from
-----------------------------
                                                      March 2004 to February 2008; and
                                                      Assistant Treasurer of all of the
                                                      Pioneer Funds from March 2004 to
                                                      February 2008
                                                      --------------------------------------
LUIS I. PRESUTTI (48)         Since 2004. Serves at   Assistant Vice President - Fund        None
                                                                                             ---------------------
Assistant Treasurer           the discretion of the   Treasury of Pioneer; and Assistant
-----------------------------
                              Board                   Treasurer of all of the Pioneer Funds
                              ----------------------- --------------------------------------
GARY SULLIVAN (55)            Since 2004. Serves at   Fund Accounting Manager - Fund         None
                                                                                             ---------------------
Assistant Treasurer           the discretion of the   Treasury of Pioneer; and Assistant
-----------------------------
                              Board                   Treasurer of all of the Pioneer Funds
                              ----------------------- --------------------------------------
DAVID F. JOHNSON (34)         Since 2009. Serves at   Fund Administration Manager - Fund     None
                                                                                             ---------------------
Assistant Treasurer           the discretion of the   Treasury of Pioneer since November
-----------------------------
                              Board                   2008 and Assistant Treasurer of all
                              -----------------------
                                                      of the Pioneer Funds since January
                                                      2009; Client Service Manager -
                                                      Institutional Investor Services at
                                                      State Street Bank from March 2003
                                                      to March 2007
                                                      --------------------------------------

NAME, AGE AND                 TERM OF OFFICE AND                                            OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE       PRINCIPAL OCCUPATION                  HELD BY TRUSTEE
----------------------------- ----------------------- ------------------------------------- ---------------------
JEAN M. BRADLEY (61)          Since 2010. Serves at   Chief Compliance Officer of Pioneer   None
                                                                                            ---------------------
Chief Compliance Officer      the discretion of the   and of all the Pioneer Funds since
-----------------------------
                              Board                   March 2010; Director of Adviser and
                              -----------------------
                                                      Portfolio Compliance at Pioneer
                                                      since October 2005; Senior
                                                      Compliance Officer for Columbia
                                                      Management Advisers, Inc. from
                                                      October 2003 to October 2005
                                                      -------------------------------------
KELLY O'DONNELL (42)          Since 2006. Serves at   Director - Transfer Agency            None
                                                                                            ---------------------
Anti-Money Laundering         the discretion of the   Compliance of Pioneer and
Officer                       Board                   Anti-Money Laundering Officer of all
----------------------------- -----------------------
                                                      the Pioneer funds since 2006
                                                      -------------------------------------



* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.



BOARD COMMITTEES

The Board of Trustees is responsible for overseeing the fund's management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. West, legal experience and securities and board experience; and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.


The Trust's Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.


The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the fund's affairs. Mr. Perna, Chairman of the Board, is a non-voting, ex-officio member of each committee, except the Independent Trustees Committee, of which he is Chair.


During the most recent fiscal year, the Independent Trustees, Audit, Governance and Nominating, Policy Administration, and Valuation Committees held 7, 7, 2, 4 and 7 meetings, respectively.



INDEPENDENT TRUSTEES COMMITTEE
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna (Chair), Marguerite A. Piret and Stephen K. West.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.


AUDIT COMMITTEE
David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.


GOVERNANCE AND NOMINATING COMMITTEE
Margaret B.W. Graham (Chair), Thomas J. Perna and Stephen K. West.

The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

o whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

o whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

o whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

o whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;

o whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and

o the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion. Prior to the establishment of the Governance and Nominating Committee, the fund's Nominating Committee screened potential candidates for Independent Trustee using the same general criteria and principles described above.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.


POLICY ADMINISTRATION COMMITTEE
Margaret B.W. Graham, Thomas J. Perna and Stephen K. West (Chair).

The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.

VALUATION COMMITTEE
David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.


OVERSIGHT OF RISK MANAGEMENT
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.

Most of the fund's investment management and business operations are carried out by or through Pioneer, its affiliates, the fund's sub-adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.


Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.


The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.


COMPENSATION OF OFFICERS AND TRUSTEES
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information - Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.

Except for the chief compliance officer, each fund does not pay any salary or other compensation to its officers. Each fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."


SALES LOADS
Each fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.


OTHER INFORMATION
The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of a fund shall be liable to a fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires each fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of each fund the full protection from liability that the law allows.


MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES

Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $447,665 and $540,568 in each of 2011 and 2012.



SHARE OWNERSHIP
See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, each fund's officers and owners in excess of 5% of any class of shares of a fund and a table indicating the value of shares that each Trustee beneficially owns in each fund and in all the Pioneer Funds.


PROXY VOTING POLICIES
Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. Each fund's proxy voting policies and procedures are attached as "Appendix B".

4. INVESTMENT ADVISER


Each fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer pursuant to which Pioneer acts as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of each fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services to Pioneer.


As each fund's investment adviser, Pioneer provides each fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days' nor less than 30 days' written notice to Pioneer, or by Pioneer on not less than 90 days' written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the fund except with the consent of Pioneer.


CONTINUANCE OF MANAGEMENT CONTRACT AND SUBADVISORY AGREEMENT
The Trustees' approval of and the terms, continuance and termination of the management contract and subadvisory agreement are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

Pursuant to the subadvisory agreement, the subadviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of the subadviser. The subadviser, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement. The subadvisory agreement terminates if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of a fund's outstanding voting securities.

ADVISORY FEE
As compensation for the management services each fund pays Pioneer a fee at the annual rate of the applicable fund's average daily net assets set forth below.


NET ASSETS                               ANNUAL FEE
---------------------------------------- ---------------------------------------------------------------------------------------
Up to $2.5 billion                       0.13% on investments in underlying funds managed by Pioneer (and cash); and 0.17% on
----------------------------------------
                                         other
                                         investments
                                         ---------------------------------------------------------------------------------------
Over $2.5 billion and up to $4 billion   0.11% on investments in underlying funds managed by Pioneer (and cash); and 0.14% on
----------------------------------------
                                         other
                                         investments
                                         ---------------------------------------------------------------------------------------
Over $4 billion and up to $5.5 billion   0.10% on investments in underlying funds managed by Pioneer (and cash); and 0.12% on
----------------------------------------
                                         other
                                         investments
                                         ---------------------------------------------------------------------------------------
Over $5.5 billion and up to $7 billion   0.08% on investments in underlying funds managed by Pioneer (and cash); and 0.10% on
----------------------------------------
                                         other
                                         investments
                                         ---------------------------------------------------------------------------------------
Over $7 billion                          0.08% on investments in underlying funds managed by Pioneer (and cash); and 0.09% on
----------------------------------------
                                         other
                                         investments
                                         ---------------------------------------------------------------------------------------

For purposes of calculating Pioneer's fee, the asset allocation between underlying funds managed by Pioneer and other investments are determined monthly based upon the average week end allocation of each fund's assets during such calendar month and such allocation is applied in determining the fee in the subsequent calendar month.


INVESTMENT SUBADVISER
Pioneer has engaged Ibbotson Associates, Inc. ("Ibbotson" or the "subadviser") to act as the subadviser to each of the funds. Ibbotson is a wholly owned subsidiary of Morningstar, Inc. Pioneer oversees the funds' operations and supervises Ibbotson, which is responsible for the day-to-day management of the funds. Ibbotson will, among other things, continuously review and analyze the investments in the funds and, subject to the supervision of Pioneer, manage the investment and reinvestment of the funds' assets. Ibbotson is registered as an investment adviser under the Advisers Act.

Pioneer and Ibbotson have entered into a subadvisory agreement, pursuant to which Ibbotson has agreed, among other things, to:

o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective fund;

o cause the respective fund to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the fund;

o ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

o furnish reports to the Trustees and Pioneer.

For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each fund's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee is paid monthly in arrears. The funds do not pay a fee to the subadviser.

Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the trust's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the order or would provide greater flexibility than the order, Pioneer and the funds intend to rely on such rule to permit Pioneer, subject to the approval of the trust's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval.


EXPENSE LIMIT
Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce each fund's expenses, other than the underlying fund fees and expenses, to the amounts listed below of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2014. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned date. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.



                                   CLASS A          CLASS B         CLASS C
FUND                         EXPENSE LIMIT    EXPENSE LIMIT   EXPENSE LIMIT
-------------------------  ---------------  ---------------  --------------
Conservative Allocation            0.78%            1.68%            1.68%
-------------------------           ----             ----             ----
Moderate Allocation                0.74%            1.52%            1.52%
-------------------------           ----             ----             ----
Growth Allocation                  0.79%            1.57%            1.57%
-------------------------           ----             ----             ----
Aggressive Allocation              0.85%            1.64%            1.64%
-------------------------           ----             ----             ----

ADMINISTRATION AGREEMENT

Each fund has entered into an amended and restated administration agreement with Pioneer pursuant to which Pioneer acts as each fund's administrator, performing certain accounting, administration and legal services for each fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees each fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.


Under the terms of the amended and restated administration agreement with each fund, Pioneer pays or reimburses each fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. Each fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, each fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


POTENTIAL CONFLICTS OF INTEREST
Each fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of a fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, a fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as a fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.


PERSONAL SECURITIES TRANSACTIONS
Each fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.


5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN


PRINCIPAL UNDERWRITER
PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for each fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

Each fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of each fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. Each fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of each fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of each fund's Class A and Class C shares during recently completed fiscal years.

Each fund will not generally issue fund shares for consideration other than cash. At a fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is each fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. Each fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.


DISTRIBUTION PLAN
The trust has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to each fund's Class A, Class B and Class C shares. The trust has not adopted a distribution plan with respect to each fund's Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). Each fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:


CLASS       APPLICABLE PERCENTAGE PER ANNUM
---------  --------------------------------
Class A                              0.25%
---------                             ----
Class B                              1.00%
---------                             ----
Class C                              1.00%
---------                             ----

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits each fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, a fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for each fund, the Trustees will review the Distribution Plan and the expenses for each Class within a fund separately. Each fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from a fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of a fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS B SHARES
PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, PFD may finance the payment of commissions to broker-dealers. In order to facilitate such financing, each fund has agreed that the distribution fee attributable to the Class B shares will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (or the assets attributable to the Class B shares):

o issued prior to the date of any termination or modification;

o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the distribution fee attributable to the Class B shares also does not apply to a termination or modification:

o to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of FINRA or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

o if each fund (or any successor) terminates the Distribution Plan and all payments under the Distribution Plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if a fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, each fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

o as provided in the fund's prospectus or statement of additional information;
  or

o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of FINRA or any order of any court or governmental agency.

PFD pays a service fee to broker-dealers at a rate of up to 0.25% of each fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees.

At the time of the sale of a Class B share, PFD also may advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


CLASS C SHARES
PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.


6. SHAREHOLDER SERVICING/TRANSFER AGENT

Each fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for each fund.

Under the terms of its contract with each fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.75 for each shareholder account from each fund as compensation for the services described above. PIMSS is also reimbursed by each fund for its cash out-of-pocket expenditures. Each fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by each fund would be in lieu of the per account fee which would otherwise be paid by each fund to PIMSS.


7. CUSTODIAN AND SUB-ADMINISTRATOR

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of each fund's assets. The custodian's responsibilities include safekeeping and controlling each fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each fund's investments.


Effective March 5, 2012, BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.



8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9. PORTFOLIO MANAGEMENT


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The table below indicates, for the portfolio managers of each fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2013. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.



AGGRESSIVE PORTFOLIO




                                                                                               NUMBER OF         ASSETS
                                                                                                ACCOUNTS        MANAGED
                                                                                             MANAGED FOR      FOR WHICH
                                                                                          WHICH ADVISORY       ADVISORY
                                                          NUMBER OF                               FEE IS         FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED            MANAGED             BASED          BASED
-------------------  ---------------------------------- -----------  -----------------  ----------------  -------------
Scott Wentsel        Other Registered Investment
                     Companies                                 16    $ 3,432,272,403                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                           371    $49,863,961,976                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------
Brian Huckstep       Other Registered Investment
                     Companies                                 16    $ 3,432,272,403                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                             9    $ 2,499,706,578                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------
Paul Arnold          Other Registered Investment
                     Companies                                  3    $   915,065,464                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                             5    $    14,810,765                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------


CONSERVATIVE PORTFOLIO




                                                                                               NUMBER OF         ASSETS
                                                                                                ACCOUNTS        MANAGED
                                                                                             MANAGED FOR      FOR WHICH
                                                                                          WHICH ADVISORY       ADVISORY
                                                          NUMBER OF                               FEE IS         FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED            MANAGED             BASED          BASED
-------------------  ---------------------------------- -----------  -----------------  ----------------  -------------
Scott Wentsel        Other Registered Investment
                     Companies                                 18    $ 3,487,480,205                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                           371    $49,863,961,976                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------

                                                                                               NUMBER OF         ASSETS
                                                                                                ACCOUNTS        MANAGED
                                                                                             MANAGED FOR      FOR WHICH
                                                                                          WHICH ADVISORY       ADVISORY
                                                          NUMBER OF                               FEE IS         FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED            MANAGED             BASED          BASED
-------------------  ---------------------------------- -----------  -----------------  ----------------  -------------
Brian Huckstep       Other Registered Investment
                     Companies                                 18    $3,487,480,205                  N/A            N/A
                     Other Pooled Investment Vehicles           0    $            0                  N/A            N/A
                     Other Accounts                             9    $2,499,706,578                  N/A            N/A
-------------------  ----------------------------------        --    --------------     ----------------  -------------
Paul Arnold          Other Registered Investment
                     Companies                                  3    $  970,273,266                  N/A            N/A
                     Other Pooled Investment Vehicles           0    $            0                  N/A            N/A
                     Other Accounts                             5    $   14,810,765                  N/A            N/A
-------------------  ----------------------------------        --    --------------     ----------------  -------------


GROWTH PORTFOLIO




                                                                                               NUMBER OF         ASSETS
                                                                                                ACCOUNTS        MANAGED
                                                                                             MANAGED FOR      FOR WHICH
                                                                                          WHICH ADVISORY       ADVISORY
                                                          NUMBER OF                               FEE IS         FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED            MANAGED             BASED          BASED
-------------------  ---------------------------------- -----------  -----------------  ----------------  -------------
Scott Wentsel        Other Registered Investment
                     Companies                                 18    $ 3,325,585,322                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                           371    $49,863,961,976                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------
Brian Huckstep       Other Registered Investment
                     Companies                                 18    $ 3,325,585,322                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                             9    $ 2,499,706,578                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------
Paul Arnold          Other Registered Investment
                     Companies                                  3    $   808,378,383                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                             5    $    14,810,765                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------


MODERATE PORTFOLIO




                                                                                               NUMBER OF         ASSETS
                                                                                                ACCOUNTS        MANAGED
                                                                                             MANAGED FOR      FOR WHICH
                                                                                          WHICH ADVISORY       ADVISORY
                                                          NUMBER OF                               FEE IS         FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED            MANAGED             BASED          BASED
-------------------  ---------------------------------- -----------  -----------------  ----------------  -------------
Scott Wentsel        Other Registered Investment
                     Companies                                 18    $ 3,343,772,512                 N/A            N/A
                     Other Pooled Investment Vehicles           0    $             0                 N/A            N/A
                     Other Accounts                           371    $49,863,961,976                 N/A            N/A
-------------------  ----------------------------------       ---    ---------------    ----------------  -------------
Brian Huckstep       Other Registered Investment
                     Companies                                 18    $ 3,343,772,512                 N/A            N/A

                                                                                               NUMBER OF         ASSETS
                                                                                                ACCOUNTS        MANAGED
                                                                                             MANAGED FOR      FOR WHICH
                                                                                          WHICH ADVISORY       ADVISORY
                                                          NUMBER OF                               FEE IS         FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED            MANAGED             BASED          BASED
-------------------  ---------------------------------- -----------  -----------------  ----------------  -------------
                     Other Pooled Investment Vehicles           0    $            0                  N/A            N/A
                     Other Accounts                             9    $2,499,706,578                  N/A            N/A
-------------------  ---------------------------------- -----------  --------------     ----------------  -------------
Paul Arnold          Other Registered Investment
                     Companies                                  3    $  826,565,573                  N/A            N/A
                     Other Pooled Investment Vehicles           0    $            0                  N/A            N/A
                     Other Accounts                             5    $   14,810,765                  N/A            N/A
-------------------  ---------------------------------- -----------  --------------     ----------------  -------------


POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

The Ibbotson portfolio managers' management of "Other Accounts" may give rise to potential conflicts of interest in connection with their management of the Pioneer Ibbotson Asset Allocation Funds'. The Other Accounts may have the same investment objective as the Pioneer Ibbotson Asset Allocation Funds.
Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing, and possible market impact of the trades within the Pioneer Ibbotson Asset Allocation Funds, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Pioneer Ibbotson Asset Allocation Funds.


COMPENSATION OF PORTFOLIO MANAGERS. Ibbotson investment management employees are compensated with a base salary plus a discretionary annual bonus. The base salary is derived from the individual's work experience and performance of their duties. At the discretion of the head of the investment management unit, the base salary may change as a result of such things as an annual review or assuming new duties. The annual bonus is derived from Ibbotson's revenue and profitability and is allotted to the investment management employees based on their immediate manager's judgment of their contribution to the investment management unit including meeting the unit's goals and objectives, contributions to the strategic planning and investment decisions of the unit, and if applicable, their fulfillment of their supervisory duties. Investment management employees also are eligible for customary benefits and programs offered generally to Ibbotson employees, including restricted stock units.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS

The following table indicates as of September 30, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers of each fund.

AGGRESSIVE PORTFOLIO


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Scott Wentsel                A
---------------------------  ---------------------
Brian Huckstep               C
---------------------------  ---------------------
Paul Arnold                  A
---------------------------  ---------------------

CONSERVATIVE PORTFOLIO


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Scott Wentsel                A
---------------------------  ---------------------
Brian Huckstep               A
---------------------------  ---------------------
Paul Arnold                  A
---------------------------  ---------------------

GROWTH PORTFOLIO


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Scott Wentsel                A
---------------------------  ---------------------
Brian Huckstep               A
---------------------------  ---------------------
Paul Arnold                  A
---------------------------  ---------------------

MODERATE PORTFOLIO


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Scott Wentsel                A
---------------------------  ---------------------
Brian Huckstep               A
---------------------------  ---------------------
Paul Arnold                  A
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by Ibbotson, subject to Pioneer's supervision, or Pioneer pursuant to authority contained in the trust's management contract and subadvisory agreement. Pioneer seeks to obtain the best execution on portfolio trades on behalf of each fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the trust and/or other investment companies or other accounts managed by Pioneer over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, each fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the trust and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the trust as well as other investment companies or other accounts managed by them, although not all such research may be useful to the trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out their obligations to the trust. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

The funds may participate in third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, a fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the costs of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with a fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of a fund.



11. DESCRIPTION OF SHARES


As an open-end management investment company, each fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge ("CDSC"). See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


Each fund is a series of Pioneer Ibbotson Asset Allocation Series, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of each fund, designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of a fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of a fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.


THE TRUST
The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of April 21, 2004, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.


SHAREHOLDER VOTING
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

Each fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of a fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.


ELECTION AND REMOVAL OF TRUSTEES
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.


AMENDMENTS TO THE DECLARATION
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.


ISSUANCE AND REDEMPTION OF SHARES
Each fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. Each fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.


DISCLOSURE OF SHAREHOLDER HOLDINGS
The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.


SMALL ACCOUNTS
The declaration provides that a fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.


SERIES AND CLASSES
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.


SHAREHOLDER, TRUSTEE AND OFFICER LIABILITY
The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of a fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires a fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of a fund the full protection from liability that the law allows.

The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.


DERIVATIVE ACTIONS
The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that a fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.


12. SALES CHARGES

Each fund continuously offers the following classes of shares: Class A, Class B, Class C and Class Y shares, as described in the prospectus. Each fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


CLASS A SHARE SALES CHARGES
You may buy Class A shares at the public offering price, including a sales charge, as follows:


                                           SALES CHARGE AS A % OF
                                   --------------------------------------
                                     OFFERING    NET AMOUNT        DEALER
AMOUNT OF PURCHASE                      PRICE      INVESTED   REALLOWANCE
---------------------------------  ----------  ------------  ------------
Less than $50,000                      5.75          6.10           5.00
---------------------------------      ----          ----           ----
$50,000 but less than $100,000         4.50          4.71           4.00
---------------------------------      ----          ----           ----
$100,000 but less than $250,000        3.50          3.63           3.00
---------------------------------      ----          ----           ----
$250,000 but less than $500,000        2.50          2.56           2.00
---------------------------------      ----          ----           ----
$500,000 or more                       0.00          0.00      see below
---------------------------------      ----          ----    ------------

The schedule of sales charges above is applicable to purchases of Class A shares of a fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

1.00%    Up to $4 million
----     ---------------------------------
         Greater than $4 million and less
0.50%    than or equal to $50 million
----     ---------------------------------
0.25%    Over $50 million
----     ---------------------------------

Commissions are based on cumulative investments in Class A shares of the Pioneer funds. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.


LETTER OF INTENT ("LOI")
Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or a fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.


If the total purchases exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.



CLASS B SHARES
Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds. You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, a fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                          CDSC AS A % OF DOLLAR
YEAR SINCE PURCHASE      AMOUNT SUBJECT TO CDSC
----------------------  -----------------------
First                                      4.0
----------------------                     ---
Second                                     4.0
----------------------                     ---
Third                                      3.0
----------------------                     ---
Fourth                                     2.0
----------------------                     ---
Fifth                                      1.0
----------------------                     ---
Sixth and thereafter                       0.0
----------------------                     ---

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to a fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


CLASS C SHARES
You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, a fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.


Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to a fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


CLASS Y SHARES

No front-end, deferred or asset-based sales charges are applicable to Class Y shares.



ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.


REVENUE SHARING PAYMENTS
Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates also may pay financial intermediaries "finders'" or "referral" fees for directing investors to the Pioneer funds. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS
Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.


OTHER PAYMENTS
From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2013, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectus and statement of additional information:


AIG VALIC
ADP Retirement Services
Ameriprise Financial Services, Inc.
AXA Advisors, LLC

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.

Edward Jones

Fidelity Brokerage Services LLC
First Clearing, LLC

First Command Financial Planning, Inc.
FSC Securities Corporation

GWFS Equities, Inc.
H.D. Investment Services
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC

ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corp.
Merrill Lynch & Co., Inc.

MetLife Securities Inc.
Mid Atlantic Capital Corporation

Morgan Keegan & Co., Inc.

Morgan Stanley & Co., Inc.
MSCS Financial Services, LLC

Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
NYLife Securities, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Penson Financial Services, Inc.
Pershing LLC
PFS Investments Inc.
PNC Investments
Prudential Financial
Raymond James Financial Services, Inc.

RBC Dain Rauscher Inc.
Robert W. Baird & Co., Inc.
Royal Alliance Associates, Inc.
SagePoint Financial
Sammons Financial Network, LLC

Scott and Stringfellow, Inc.
Securities America, Inc.

Southwest Securities, Inc.
StanCorp Equities, Inc.ING

Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
TD Ameritrade, Inc.
T. Rowe Price Investment Services, Inc.
UBS Financial Services Inc.

Upromise Investments, Inc.
Vanguard Marketing Corporation
Wells Fargo Investments, LLC
Woodbury Financial Services


Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by a fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, CLASS B AND CLASS C SHARES)
A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.


REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES)
Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A and Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.


14. TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for online transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone/SM/"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.


TELEPHONE TRANSACTION PRIVILEGES
To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


TELEPHONE AND WEBSITE ONLINE ACCESS
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.


FACTFONE/SM/
FactFone/SM/ is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone/SM/ allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone/SM/ to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone/SM/ features for Class Y shareholders are not currently available through FactFone/SM/. YOU ARE STRONGLY URGED TO CONSULT WITH

YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone/SM/. Call PIMSS for assistance.

FactFone/SM/ allows shareholders to hear the following recorded fund information:

o net asset value prices for all Pioneer mutual funds;

o annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone/SM/ represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.


15. PRICING OF SHARES

The net asset value per share of each class of a fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of each fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. A fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption. The value of a fund's investment in an underlying fund is determined on the basis of the net asset value of the shares of the class of the underlying fund held by the fund. Generally, the underlying funds determine their net asset value based upon the market value of their assets. Certain assets of the underlying funds may be valued at "fair value" using procedures approved by the boards of trustees of the underlying funds.

The net asset value per share of each class of a fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a fund are accrued daily and taken into account. Each fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C, and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).


16. TAX STATUS

Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, a fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. Under the Code, each fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and each year ending October 31, respectively. Each fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


Each fund generally distributes any net short- and long-term capital gains in December. Each fund generally pays dividends from any net investment income (excluding capital gains) in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for a fund to avoid U.S. federal income or excise tax. Unless a shareholder specifies otherwise, all distributions from a fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund.

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the applicable fund. In general, assuming that a fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.

In general, dividends may be reported by a fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. A fund's qualified dividend income generally will consist of any dividend income that is (i) received by a fund from underlying funds that themselves received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) reported as such by the underlying funds, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of a fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income.


A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a fund that are attributable to an underlying fund's investments in REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by a fund from an underlying fund and attributable to the underlying fund's dividend income from stock of U.S. corporations (generally, dividends received by an underlying fund in respect of any share of stock (1) as to which the underlying fund has a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the underlying fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code, provided such dividends are also appropriately so reported as eligible for the dividends-received deduction by the fund. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from underlying funds and capital gain dividends distributed to an underlying fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the dividends-received deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by both the fund and the underlying funds. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends " received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.


Distributions from net capital gains, if any, that are reported as capital gain dividends by a fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual and certain other noncorporate shareholders generally will be taxed as long-term capital gains, which are taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.


The U.S. federal income tax status of all distributions will be reported to shareholders annually.


A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder's net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by a fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.


For purposes of determining the character of income received by a fund when an underlying fund distributes net capital gain to such fund, the fund will treat the distribution as long-term capital gain, even if the fund has held shares of the underlying fund for less than one year. If it is not disallowed under wash sale rules, any loss incurred by a fund on the redemption or other sale of such underlying fund shares that have a tax holding period of six months or less will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by such fund.

Each fund may invest in underlying funds with capital loss carryforwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders such as a fund. To the extent that gains are offset in this manner, distributions to a fund and its shareholders may be reduced. Similarly, for U.S. federal income tax purposes, each fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. Each fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. See the prospectus and statement of additional information of each underlying fund for each underlying fund's available capital loss carryforwards. See "Annual Fee, Expense and Other Information" for the funds' available capital loss carryforwards. Generally, neither a fund nor any underlying fund may carry forward any losses other than net capital losses. Under certain circumstances, a fund or an underlying fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.


A fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A fund's redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the fund to recognize taxable gains or losses. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a fund and therefore may not be offset by any short-term capital losses incurred by that fund. Thus, a fund's short-term capital losses may instead offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the funds could adversely affect the amount, timing and character of distributions to their shareholders.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the applicable fund's portfolio or to undistributed taxable income of the applicable fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund will also report the shareholder's basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts. If a shareholder has a different basis for different shares of a fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices), the fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each fund's default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder's fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by each fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the fund's default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of a fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of that fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the funds.

A plan participant whose retirement plan invests in a fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information. Foreign exchange gains and losses realized by an underlying fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to a fund and thus of the fund's income. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to an underlying fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.


If an underlying fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the underlying fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. An underlying fund would not be able to pass through to any fund that invests in that underlying fund any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may be available that would ameliorate these adverse tax consequences, but such elections could require the underlying fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the underlying fund, the underlying fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the underlying fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for an underlying fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the underlying fund on an annual basis, which it might not agree to do. An underlying fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

An underlying fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for that underlying fund. Federal income tax rules are not entirely clear about issues such as when the underlying fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by an underlying fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the underlying fund elects to include market discount in income currently), the underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the underlying fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the underlying fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to a fund investing in the underlying fund.

Options written or purchased and futures contracts entered into by an underlying fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the underlying fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by an underlying fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, an underlying fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the underlying fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the underlying fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to a fund investing in the underlying fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the underlying fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the underlying fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the underlying fund's income and gains or losses and hence of its distributions to the funds. An underlying fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of an underlying fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations, then the underlying fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the underlying fund. If at least 50% of the value of a fund's assets at the close of each quarter of a taxable year consist of interests in other regulated investment companies, that fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund and any underlying funds in which it invests that also make the election. If a fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or an underlying fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim the taxes as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of such qualified foreign taxes, although such shareholders will be required to include their shares of such taxes in gross income if the applicable fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a fund distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the applicable fund and the underlying funds in which it invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. Each fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.


Each fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from a fund (other than, for taxable years of the fund that began on or before December 31, 2013, certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. "Qualified net interest income" is a fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations, and also includes interest-related dividends received by the fund from other regulated investment companies. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a fund for the taxable year (including short-term capital gain dividends received by the fund from other regulated investment companies) over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws. If a fund qualifies as a regulated investment company under the Code (as is anticipated to be the case for each fund), that fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent each fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. No fund will seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although each fund may in its sole discretion provide relevant information to shareholders.



17. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended July 31, 2013 appearing in the fund's annual report, filed with the SEC on September 26, 2013 (Accession No. 0001331854-13-000003) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION


PORTFOLIO TURNOVER
Each fund's annual portfolio turnover rate for the fiscal years ended July 31:



                                                2013      2012
                                                ------  ------
Pioneer Ibbotson Conservative Allocation Fund   17%      20%
----------------------------------------------- --        --    --
Pioneer Ibbotson Moderate Allocation Fund       9%        9%
----------------------------------------------- --        --    --
Pioneer Ibbotson Growth Allocation Fund         6%        7%
----------------------------------------------- --        --    --
Pioneer Ibbotson Aggressive Allocation Fund     6%        7%
----------------------------------------------- --        --    --


SHARE OWNERSHIP

As of November 1, 2013, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of November 1, 2013:


PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND



RECORD HOLDER                            SHARE CLASS      NUMBER OF SHARES   % OF CLASS
---------------------------------------- -------------  ------------------  -----------
Special Custody Acct for the Exclusive   Class B              22,519.326          8.12
                                         -------------       -----------         -----
Benefit of Customer
2801 Market St
Saint Louis, MO 63103
----------------------------------------
Raymond James                            Class B              66,028.427         23.08
                                         -------------       -----------         -----
Omnibus For Mutual Funds
Attn Courtney Waller
880 Carillon Pkwy
St Petersburg, FL
----------------------------------------
Pershing LLC                             Class B              15,185.779          5.47
                                         -------------       -----------         -----
1 Pershing Plaza
Jersey City, NJ 07399
----------------------------------------
MLPF&S                                   Class C             558,224.757         30.50
                                         -------------       -----------         -----
For the benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
----------------------------------------
MLPF&S                                   Class Y              12,400.664         97.23
                                         -------------       -----------         -----
For the benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
----------------------------------------


PIONEER IBBOTSON MODERATE ALLOCATION FUND



RECORD HOLDER             SHARE CLASS      NUMBER OF SHARES   % OF CLASS
------------------------- -------------  ------------------  -----------
Raymond James             Class A             845,053.571          7.82
                          -------------       -----------         -----
Omnibus For Mutual Funds
Attn Courtney Waller
880 Carillon Pkwy
St Petersburg, FL
-------------------------
Raymond James             Class B             148,470.893         18.26
                          -------------       -----------         -----
Omnibus For Mutual Funds
Attn Courtney Waller
880 Carillon Pkwy
St Petersburg, FL
-------------------------

RECORD HOLDER                               SHARE CLASS      NUMBER OF SHARES   % OF CLASS
------------------------------------------- -------------  ------------------  -----------
MLPF&S                                      Class C           1,388,207.365         23.23
                                            -------------     -------------         -----
For the benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
-------------------------------------------
National Financial Services LLC             Class Y             172,568.869         59.94
                                            -------------     -------------         -----
For the exclusive benefit of its customers
499 Washington Blvd
Attn Mutual Fund Dept 4th Floor
-------------------------------------------


PIONEER IBBOTSON GROWTH ALLOCATION FUND



RECORD HOLDER                            SHARE CLASS      NUMBER OF SHARES   % OF CLASS
---------------------------------------- -------------  ------------------  -----------
Raymond James                            Class A           1,076,243.653          8.85
                                         -------------     -------------         -----
Omnibus For Mutual Funds
Attn Courtney Waller
880 Carillon Pkwy
St Petersburg, FL
----------------------------------------
Raymond James                            Class B             336,488.702         23.81
                                         -------------     -------------         -----
Omnibus For Mutual Funds
Attn Courtney Waller
880 Carillon Pkwy
St Petersburg, FL
----------------------------------------
MLPF&S                                   Class C           1,078,817.014         23.21
                                         -------------     -------------         -----
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
----------------------------------------
Special Custody Acct for the Exclusive   Class Y              13,883.322         12.77
                                         -------------     -------------         -----
Benefit of Customer
2801 Market St
Saint Louis, MO 63103
----------------------------------------


PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND



RECORD HOLDER                     SHARE CLASS      NUMBER OF SHARES   % OF CLASS
--------------------------------- -------------  ------------------  -----------
Raymond James                     Class A             459,989,724          6.40
                                  -------------       -----------         -----
Omnibus For Mutual Funds
Attn Courtney Waller
880 Carillon Pkwy
St Petersburg, FL
---------------------------------
Raymond James                     Class B             126,534.674         18.86
                                  -------------       -----------         -----
Omnibus For Mutual Funds
Attn Courtney Waller
880 Carillon Pkwy
St Petersburg, FL
---------------------------------
Pershing LLC                      Class B              34,151.062          5.09
                                  -------------       -----------         -----
1 Pershing Plaza
Jersey City, NJ 07399
---------------------------------
MLPF&S                            Class C             433,797.498         25.83
                                  -------------       -----------         -----
For the benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
---------------------------------

RECORD HOLDER                               SHARE CLASS      NUMBER OF SHARES   % OF CLASS
------------------------------------------- -------------  ------------------  -----------
National Financial Services LLC             Class Y               7,563.764         18.94
                                            -------------         ---------         -----
For the exclusive benefit of its customers
499 Washington Blvd
Attn Mutual Fund Dept 4th Floor
-------------------------------------------


TRUSTEE OWNERSHIP OF SHARES OF THE TRUST AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owned in the trust and Pioneer Funds in the aggregate as of December 31, 2012. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2012. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2012. The dollar ranges in this table are in accordance with SEC requirements.





                                                                                                     AGGREGATE
                                                                                                  DOLLAR RANGE
                                                                                                     OF EQUITY
                            DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE                       SECURITIES IN
                               OF EQUITY        OF EQUITY        OF EQUITY       DOLLAR RANGE   ALL REGISTERED
                           SECURITIES IN    SECURITIES IN    SECURITIES IN          OF EQUITY       INVESTMENT
                                 PIONEER          PIONEER          PIONEER      SECURITIES IN        COMPANIES
                                IBBOTSON         IBBOTSON         IBBOTSON            PIONEER      OVERSEEN BY
                            CONSERVATIVE         MODERATE           GROWTH           IBBOTSON   TRUSTEE IN THE
                              ALLOCATION       ALLOCATION       ALLOCATION         AGGRESSIVE   PIONEER FAMILY
NAME OF TRUSTEE                     FUND             FUND             FUND    ALLOCATION FUND         OF FUNDS
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
INTERESTED TRUSTEES:
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
John F. Cogan, Jr. +              None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
Daniel K. Kingsbury               None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
INDEPENDENT TRUSTEES:
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
David R. Bock                     None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
Benjamin M. Friedman              None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
Margaret B.W. Graham              None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
Thomas J. Perna                   None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
Marguerite A. Piret               None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------
Stephen K. West                   None             None             None               None     Over $100,000
-----------------------  ---------------  ---------------  ---------------  -----------------  ---------------



+     Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November
12, 2013.

COMPENSATION OF OFFICERS AND TRUSTEES
The following table sets forth certain information with respect to the compensation of each Trustee of the trust.




                        AGGREGATE       AGGREGATE       AGGREGATE       AGGREGATE    PENSION OR
                     COMPENSATION    COMPENSATION    COMPENSATION    COMPENSATION    RETIREMENT            TOTAL
                     FROM PIONEER    FROM PIONEER    FROM PIONEER    FROM PIONEER      BENEFITS     COMPENSATION
                         IBBOTSON        IBBOTSON        IBBOTSON        IBBOTSON    ACCRUED AS   FROM THE TRUST
                     CONSERVATIVE        MODERATE          GROWTH      AGGRESSIVE       PART OF        AND OTHER
                       ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION          FUND          PIONEER
NAME OF TRUSTEE           FUND **         FUND **         FUND **         FUND **      EXPENSES          FUNDS**
-----------------  --------------  --------------  --------------  --------------  ------------  ---------------
INTERESTED
TRUSTEES:
-----------------  ---------       ---------       ---------       ---------       -----         -------------
John F. Cogan,
Jr.* +             $  500.00       $  500.00       $  500.00       $  500.00       $0.00         $   25,600.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
Daniel K.
Kingsbury          $    0.00       $    0.00       $    0.00       $    0.00       $0.00         $        0.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
INDEPENDENT
TRUSTEES:
-----------------  ---------       ---------       ---------       ---------       -----         -------------
David R. Bock      $1,000.00       $1,000.00       $1,000.00       $1,000.00       $0.00         $  246,751.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
Benjamin M.
Friedman           $1,000.00       $1,000.00       $1,000.00       $1,000.00       $0.00         $  217,751.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
Margaret B.W.
Graham             $1,000.00       $1,000.00       $1,000.00       $1,000.00       $0.00         $  202,752.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
Thomas J. Perna    $1,000.00       $1,000.00       $1,000.00       $1,000.00       $0.00         $  265,333.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
Marguerite A.
Piret              $1,000.00       $1,000.00       $1,000.00       $1,000.00       $0.00         $  228,000.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
Stephen K. West    $1,000.00       $1,000.00       $1,000.00       $1,000.00       $0.00         $  202,752.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------
Total              $6,500.00       $6,500.00       $6,500.00       $6,500.00       $0.00         $1,388,939.00
-----------------  ---------       ---------       ---------       ---------       -----         -------------


* Under the management contract, Pioneer reimburses the trust for any Interested Trustee fees paid by the trust.


** For the fiscal year ended July 31, 2013. As of July 31, 2013, there were 52 U.S. registered investment portfolios in the Pioneer Family of Funds.

+     Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November
12, 2013.



APPROXIMATE MANAGEMENT FEES THE TRUST PAID OR OWED PIONEER
The following table shows the dollar amount of gross investment management fees incurred by each fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

                        FOR THE FISCAL YEARS ENDED JULY 31
-----------------------------------------------------------------------------------
                                                     2013        2012        2011
-----------------------------------------------  --------    --------    --------
PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
-----------------------------------------------  --------    --------    --------
Gross Fee Incurred                               $ 86,296    $ 80,277    $ 79,903
-----------------------------------------------  --------    --------    --------
Net Fee Paid                                     $ 86,296    $ 80,277    $ 69,977
-----------------------------------------------  --------    --------    --------
PIONEER IBBOTSON MODERATE ALLOCATION FUND
-----------------------------------------------  --------    --------    --------
Gross Fee Incurred                               $259,507    $254,742    $288,118
-----------------------------------------------  --------    --------    --------
Net Fee Paid                                     $251,214    $254,742    $285,391
-----------------------------------------------  --------    --------    --------
PIONEER IBBOTSON GROWTH ALLOCATION FUND
-----------------------------------------------  --------    --------    --------
Gross Fee Incurred                               $278,714    $272,243    $295,458
-----------------------------------------------  --------    --------    --------
Net Fee Paid                                     $271,451    $272,243    $277,653
-----------------------------------------------  --------    --------    --------
PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
-----------------------------------------------  --------    --------    --------
Gross Fee Incurred                               $151,063    $152,428    $173,437
-----------------------------------------------  --------    --------    --------
Net Fee Paid                                     $141,501    $152,428    $160,019
-----------------------------------------------  --------    --------    --------


FEES THE TRUST PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT



FOR THE FISCAL YEARS ENDED JULY 31                     2013        2012        2011
-----------------------------------------------  ----------  ----------  ----------
Pioneer Ibbotson Conservative Allocation Fund    $33,546     $17,075     $15,782
-----------------------------------------------  -------     -------     -------     ---  --
Pioneer Ibbotson Moderate Allocation Fund        $72,827     $54,042     $56,915
-----------------------------------------------  -------     -------     -------     ---  --
Pioneer Ibbotson Growth Allocation Fund          $77,291     $57,830     $58,325
-----------------------------------------------  -------     -------     -------     ---  --
Pioneer Ibbotson Aggressive Allocation Fund      $48,938     $32,314     $34,257
-----------------------------------------------  -------     -------     -------     ---  --


UNDERWRITING EXPENSES AND COMMISSIONS



FOR THE FISCAL YEARS ENDED JULY 31                                     2013        2012        2011
---------------------------------------------------------------  ----------  ----------  ----------
PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Net Underwriting Expenses Retained by PFD            $ 16,485    $ 22,486    $ 19,386
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Commissions Reallowed to Dealers (Class A shares)    $ 89,146    $124,351    $110,399
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Brokerage and Underwriting Commissions (Portfolio
Transactions)                                                    $      0    $      0    $      0
---------------------------------------------------------------  --------    --------    --------    ---  --
PIONEER IBBOTSON MODERATE ALLOCATION FUND
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Net Underwriting Expenses Retained by PFD            $ 42,874    $ 37,667    $ 54,755
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Commissions Reallowed to Dealers (Class A shares)    $234,011    $208,625    $287,859
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Brokerage and Underwriting Commissions (Portfolio
Transactions)                                                    $      0    $      0    $      0
---------------------------------------------------------------  --------    --------    --------    ---  --
PIONEER IBBOTSON GROWTH ALLOCATION FUND
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Net Underwriting Expenses Retained by PFD            $ 52,482    $ 59,026    $ 74,952
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Commissions Reallowed to Dealers (Class A shares)    $286,336    $323,098    $416,421
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Brokerage and Underwriting Commissions (Portfolio
Transactions)                                                    $      0    $      0    $      0
---------------------------------------------------------------  --------    --------    --------    ---  --
PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Net Underwriting Expenses Retained by PFD            $ 34,407    $ 39,216    $ 47,138
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Commissions Reallowed to Dealers (Class A shares)    $190,632    $221,036    $266,126
---------------------------------------------------------------  --------    --------    --------    ---  --
Approximate Brokerage and Underwriting Commissions (Portfolio
Transactions)                                                    $      0    $      0    $      0
---------------------------------------------------------------  --------    --------    --------    ---  --

FUND EXPENSES UNDER THE DISTRIBUTION PLANS



FOR THE FISCAL YEAR ENDED JULY 31, 2013            COMBINED PLAN      CLASS A      CLASS B      CLASS C
-----------------------------------------------  ---------------  -----------  -----------  -----------
Pioneer Ibbotson Conservative Allocation Fund    $  335,125       $109,188     $ 40,893     $185,044
-----------------------------------------------  ----------       --------     --------     --------
Pioneer Ibbotson Moderate Allocation Fund        $1,025,854       $307,391     $129,587     $588,876
-----------------------------------------------  ----------       --------     --------     --------
Pioneer Ibbotson Growth Allocation Fund          $1,064,360       $354,231     $216,901     $493,228
-----------------------------------------------  ----------       --------     --------     --------
Pioneer Ibbotson Aggressive Allocation Fund      $  504,785       $215,982     $105,368     $183,435
-----------------------------------------------  ----------       --------     --------     --------


ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN - CONSERVATIVE FUND

An estimate by category of the allocation of fees paid by each class of shares of the fund during the period ended September 30, 2013 is set forth in the following table:





                 PAYMENTS
             TO SERVICING                      SALES       PRINTING
               PARTIES/1/    ADVERTISING    MEETINGS    AND MAILING        TOTAL
           --------------  -------------  ----------  -------------  -----------
Class A    $121,764        $1,775         $5,480      $4,140         $133,159
---------  --------        ------         ------      ------         --------
Class B    $  9,733        $    0         $    0      $    0         $  9,733
---------  --------        ------         ------      ------         --------
Class C    $191,627        $1,417         $4,939      $3,418         $201,401
---------  --------        ------         ------      ------         --------



1 Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ended September 30, 2013).



ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN - MODERATE FUND

An estimate by category of the allocation of fees paid by each class of shares of the fund during the period ended September 30, 2013 is set forth in the following table:





                 PAYMENTS
             TO SERVICING                      SALES       PRINTING
               PARTIES/1/    ADVERTISING    MEETINGS    AND MAILING        TOTAL
           --------------  -------------  ----------  -------------  -----------
Class A    $326,471        $3,762         $12,594     $ 8,965        $351,792
---------  --------        ------         -------     -------        --------
Class B    $ 29,897        $    0         $     0     $     0        $ 29,897
---------  --------        ------         -------     -------        --------
Class C    $613,907        $4,291         $15,031     $10,371        $643,600
---------  --------        ------         -------     -------        --------



1 Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ended September 30, 2013).



ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN - GROWTH FUND

An estimate by category of the allocation of fees paid by each class of shares of the fund during the period ended September 30, 2013 is set forth in the following table:





                 PAYMENTS
             TO SERVICING                      SALES       PRINTING
               PARTIES/1/    ADVERTISING    MEETINGS    AND MAILING        TOTAL
           --------------  -------------  ----------  -------------  -----------
Class A    $358,076        $3,940         $13,220     $9,376         $384,612
---------  --------        ------         -------     ------         --------
Class B    $ 50,840        $    0         $     0     $    0         $ 50,840
---------  --------        ------         -------     ------         --------
Class C    $507,353        $2,675         $ 9,383     $6,450         $525,861
---------  --------        ------         -------     ------         --------



1 Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ended September 30, 2013).

ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN - AGGRESSIVE FUND

An estimate by category of the allocation of fees paid by each class of shares of the fund during the period ended September 30, 2013 is set forth in the following table:





                 PAYMENTS
             TO SERVICING                      SALES       PRINTING
               PARTIES/1/    ADVERTISING    MEETINGS    AND MAILING        TOTAL
           --------------  -------------  ----------  -------------  -----------
Class A    $212,962        $2,515         $8,422      $5,993         $229,892
---------  --------        ------         ------      ------         --------
Class B    $ 24,748        $    0         $    0      $    0         $ 24,748
---------  --------        ------         ------      ------         --------
Class C    $189,536        $  846         $2,788      $2,013         $195,183
---------  --------        ------         ------      ------         --------



1 Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ended September 30, 2013).



CDSCS

During the fiscal year ended July 31, 2013, the following CDSCs were paid to
PFD:



Pioneer Ibbotson Conservative Allocation Fund    $ 3,795
-----------------------------------------------  -------
Pioneer Ibbotson Moderate Allocation Fund        $ 7,665
-----------------------------------------------  -------
Pioneer Ibbotson Growth Allocation Fund          $14,536
-----------------------------------------------  -------
Pioneer Ibbotson Aggressive Allocation Fund      $ 6,560
-----------------------------------------------  -------



CAPITAL LOSS CARRYFORWARDS AS OF JULY 31, 2013
At July 31, 2013, the funds had the following net capital loss carryforward:



Pioneer Ibbotson Conservative Allocation Fund    $ 2,788,108
-----------------------------------------------  -----------
Pioneer Ibbotson Moderate Allocation Fund        $32,484,474
-----------------------------------------------  -----------
Pioneer Ibbotson Growth Allocation Fund          $42,274,920
-----------------------------------------------  -----------
Pioneer Ibbotson Aggressive Allocation Fund      $30,672,473
-----------------------------------------------  -----------

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS/1/


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM
RATINGS:
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


DESCRIPTION OF MOODY'S LONG-TERM CORPORATE RATINGS:
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
------------------------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF MOODY'S MEDIUM-TERM NOTE RATINGS:
Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

o Notes allowing for negative coupons, or negative principal;

o Notes containing any provision that could obligate the investor to make any additional payments;

o Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.


STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE CREDIT RATINGS:
Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer's policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

Pioneer's clients may request copies of their proxy voting records and of Pioneer's proxy voting policies and procedures by either sending a written request to Pioneer's Proxy Coordinator, or clients may review Pioneer's proxy voting policies and procedures online at pioneerinvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer's Form ADV (Part II), by separate notice to the client or by other means.



APPLICABILITY

This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer's position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.



PURPOSE

The purposes of this policy is to ensure that proxies for United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").

Any questions about this policy should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

PROCEDURES


PROXY VOTING SERVICE
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.


PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).



REFERRAL ITEMS
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.


SECURITIES LENDING

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

SHARE-BLOCKING
"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).


Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.



PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Pioneer's Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.



AMENDMENTS

Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").



FILING FORM N-PX
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.


PROXY VOTING GUIDELINES


ADMINISTRATIVE
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

o Corporate name change.

o A change of corporate headquarters.

o Stock exchange listing.

o Establishment of time and place of annual meeting.

o Adjournment or postponement of annual meeting.

o Acceptance/approval of financial statements.

o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

o Approval of minutes and other formalities.

o Authorization of the transferring of reserves and allocation of income.

o Amendments to authorized signatories.

o Approval of accounting method changes or change in fiscal year-end.

o Acceptance of labor agreements.

o Appointment of internal auditors.


Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer's goal of supporting the value of its clients' portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.



AUDITORS
We normally vote for proposals to:


o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.


o Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

o Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o Indemnify auditors.

o Prohibit auditors from engaging in non-audit services for the company.


BOARD OF DIRECTORS
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.


GENERAL BOARD ISSUES
Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o Election of an honorary director.

We will vote against:

o Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o Requirements for union or special interest representation on the board.

o Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.


ELECTIONS OF DIRECTORS
In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.


We will vote on a case-by-case basis on these issues:


o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o Contested election of directors.


o Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.


o Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:


o Precatory and binding resolutions requesting that the board changes the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

o Cumulative voting.


o Increasing the ability for shareholders to call special meetings.

o Increasing the ability for shareholders to act by written consent.


o Restrictions on the ability to make greenmail payments.

o Submitting rights plans to shareholder vote.

o Rescinding shareholder rights plans ("poison pills").

o Opting out of the following state takeover statutes:

  - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

  - Control share cash-out provisions, which require large holders to acquire shares from other holders

  - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

  - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

  - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

  - Fair price provisions.

  - Authorization of shareholder rights plans.

  - Labor protection provisions.

  - Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o Proposals that allow shareholders to nominate directors.

We will vote against:

o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

o Classes of shares with unequal voting rights.

o Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.


CAPITAL STRUCTURE
Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

o Changes in par value.

o Reverse splits, if accompanied by a reduction in number of shares.

o Shares repurchase programs, if all shareholders may participate on equal terms.

o Bond issuance.

o Increases in "ordinary" preferred stock.


o Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.



o Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

  - Number of shares currently available for issuance;


  - Size of requested increase (we would normally approve increases of up to 100% of current authorization);


  - Proposed use of the proceeds from the issuance of additional shares, and

  - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).


o Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.


o Proposals to submit private placements to shareholder vote.

o Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.


COMPENSATION
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

o 401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o Various issues related to the Omnibus Budget and Reconciliation Act of 1993
  (OBRA), including:

  - Amendments to performance plans to conform with OBRA;

  - Caps on annual grants or amendments of administrative features;

  - Adding performance goals, and

  - Cash or cash and stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o Require that option repricing be submitted to shareholders.

o Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

o Shareholder proposals seeking additional disclosure of executive and director pay information.

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

  - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                        Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

  - The plan must not:

    - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval


    - Be a self-replenishing "evergreen" plan, or a plan that grants discount options and tax offset payments


  - We are generally in favor of proposals that increase participation beyond executives.


  - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.


  - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

  - We generally support proposals asking companies to adopt stock holding periods for their executives.

o All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o Elimination of stock option plans.


We will vote on a case-by-case basis on these issues:


o Limits on executive and director pay.

o Stock in lieu of cash compensation for directors.


CORPORATE GOVERNANCE
Pioneer will vote for:


o Confidential voting.

o Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.


o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o Bundled proposals. We will evaluate the overall impact of the proposal.

o Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.


o Limitations on stock ownership or voting rights.

o Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
Pioneer will vote on the following and similar issues on a case-by-case basis:

o Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o Debt restructurings.

o Conversion of securities.

o Issuance of shares to facilitate a merger.

o Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.


MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.


Pioneer will vote for:

o Establishment of new classes or series of shares.

o Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o Approval of new or amended advisory contracts.

o Changes from closed-end to open-end format.


o Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.



o Authorization for, or increase in, preferred shares.

o Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end funds, but will typically support such proposals.


SOCIAL ISSUES
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

o Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.


A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients.


A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:


o An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or


o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer's Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

o Vote the proxy in accordance with the vote indicated under "Voting Guidelines," If a vote is indicated;

o Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or

o As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service's conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.


DECISION NOT TO VOTE PROXIES
Although it is Pioneer's general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding "sell" orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company's record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.



SUPERVISION


ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer's Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.



TRAINING

Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.



RELATED POLICIES AND PROCEDURES

Pioneer Investment Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.



RECORD KEEPING
The Proxy Coordinator shall ensure that Pioneer's proxy voting service:


o Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);


o Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o A record memorializing the basis for each referral vote cast;


o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;

o A copy of any recommendation of the proxy voting service; and


o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.


RELATED REGULATIONS
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES
October 5, 2004


EFFECTIVE DATE:
October 5, 2004


REVISION DATE:

September 2009


                                                                   22109-07-1213
                                      111

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS


       (a)(1)  Amended and Restated Agreement and Declaration of Trust.(8)
       (a)(2)  Amendment to the Amended and Restated Agreement and Declaration
               of Trust (May 22, 2010).(10)
       (a)(2)  Certificate of Trust.(1)
       (a)(3)  Amendment to Certificate of Trust.(2)
       (b)     Amended and Restated By-Laws.(8)
       (c)     None.
       (d)(1)  Amended and Restated Management Agreement.(13)
       (d)(2)  Sub-Advisory Agreement between Pioneer Investment Management,
               Inc, and Ibbotson Associates, Inc. ("Ibbotson").(3)
       (d)(3)  Amendment to Sub-Advisory Agreement between Pioneer
               Investment Management, Inc. and Ibbotson.(4)
       (d)(4)  Amended Sub-Advisory Agreement between Pioneer
               Investment Management, Inc. and Ibbotson.(6)
       (e)(1)  Underwriting Agreement between the Fund and Pioneer Funds
               Distributor, Inc.(2)
       (e)(2)  Dealer Sales Agreement.(7)
       (f)     None.
       (g)(1)  Custodian Agreement between the Fund and Brown Brothers
               Harriman & Co. ("BBH").(6)
       (g)(2)  Amended Appendix A to Custodian Agreement
               (December 1, 2012).(13)
       (h)(1)  Master Investment Company Service Agreement between the Fund and Pioneer Investment Management Shareholder Services, Inc.(6)
       (h)(2)  Amendment No. 6 to Master Investment Company Service Agreement
               (December 1, 2012).(13)
       (h)(3)  Amended and Restated Administration Agreement
               (March 5, 2012).(12)
       (h)(4)  Appendix A to Amended and Restated Administration Agreement
      	       (December 1, 2012).(13)
       (h)(5)  Administrative Agency Agreement, dated as of
	       March 5, 2012, between Brown Brothers Harriman & Co.
	       and Pioneer Investment Management, Inc.(12)
       (h)(6)  Expense Limit Agreement (as revised November 1, 2013).(13)
       (h)(7)  Administrative and Fund Accounting Agency Agreement between the
               Fund and BBH.(4)
       (h)(8)  First Amendment to Administrative and Fund Accounting Agency
               Agreement between the Fund and BBH.(5)
       (h)(9)  Asset Allocation Administration Agreement between the Fund and
               BBH.(4)
       (i)     Opinion and Consent of Counsel.(2)
       (j)(1)  Consent of Independent Registered Public Accounting Firm.(13)
       (j)(2)  Assistant Secretary's Certificate.(2)
       (k)     None.
       (l)(1)  Share Purchase Agreement-Pioneer Ibbotson Moderate Allocation
               Fund.(2)
       (l)(2)  Share Purchase Agreement-Pioneer Ibbotson Growth Allocation
               Fund.(2)
       (l)(3)  Share Purchase Agreement-Pioneer Ibbotson Aggressive Allocation
               Fund.(2)
       (m)(1)  Pioneer Funds Distribution Plan.(8)
       (m)(2)  Appendix A and Appendix B to Pioneer Funds Distribution
               Plan (July 2013).(13)
       (n)(1)  Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
               Moderate Allocation Fund.(2)
       (n)(2)  Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
               Growth Allocation Fund.(2)
       (n)(3)  Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
               Aggressive Allocation Fund.(2)
       (n)(4)  Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
               Conservative Allocation Fund.(3)
       (p)(1)  Code of Ethics for Pioneer Funds, Pioneer Funds
               Distributor, Inc., Pioneer Institutional Asset Management, Inc.
               and Pioneer Investment Management, Inc.(10)
       (p)(2)  Code of Ethics-Ibbotson.(3)
       N/A     Power of Attorney (January 11, 2011).(10)

------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Registration Statement on Form N-1A (the "Registration Statement") (File No. 333-114788) as filed with the Securities and Exchange Commission (the "SEC") on April 23, 2004 (Accession No. 0001288255-04-000006).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Pre-effective amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on August 6, 2004 (Accession No. 0001016964-04-000333).

(3) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on May 6, 2005
(Accession No. 0001016964-05-000218).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on July 15, 2005 (Accession No. 0001288255-05-000003).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 23, 2005 (Accession No. 0001288255-05-000021).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 28, 2006 (Accession No. 0001288255-06-000019).

(7) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 28, 2007 (Accession No. 0001145443-07-003717).

(8) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 26, 2008 (Accession No. 0001288255-08-000008).

(9) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on September 30, 2009 (Accession No. 0001288255-09-000009).

(10) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 24, 2010 (Accession No. 0001288255-10-000002).

(11) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 13 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 23, 2011 (Accession No. 0001288255-11-000008).

(12) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 15 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 28, 2012 (Accession No. 0001288255-12-000011).

(13) Filed herewith.


Item 24.  Persons Controlled by or Under Common Control with the Trust

     None.

Item 25.  Indemnification

Except for the Amended and Restated Agreement and Declaration of Trust of the Trust (the "Declaration"), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit").
Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredit subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel,
                              Wilmer Cutler Pickering Hale and Dorr LLP,
                              60 State Street, Boston, Massachusetts 02109

With respect to the information pertaining to Ibbotson Associates, Inc. ("Ibbotson"), each Fund's investment subadviser, reference is hereby made to "Management - Investment subadviser" in the prospectuses. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Ibbotson, reference is made to the current Form ADV of Ibbotson filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference (File No. 801-57505).

Item 27.  Principal Underwriters

      (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

                        Pioneer Bond Fund
                        Pioneer Emerging Markets Fund
                        Pioneer Equity Income Fund
                        Pioneer Fund
                        Pioneer High Yield Fund
                        Pioneer Ibbotson Asset Allocation Series
                        Pioneer Mid Cap Value Fund
                        Pioneer Money Market Trust
                        Pioneer Real Estate Shares
                        Pioneer Series Trust I
                        Pioneer Series Trust II
                        Pioneer Series Trust III
                        Pioneer Series Trust IV
                        Pioneer Series Trust V
                        Pioneer Series Trust VI
                        Pioneer Series Trust VII
                        Pioneer Series Trust VIII
                        Pioneer Series Trust X
                        Pioneer Series Trust XI
                        Pioneer Series Trust XII
			Pioneer Short Term Income Fund
                        Pioneer Strategic Income Fund
                        Pioneer Variable Contracts Trust

         (b)     Directors and executive officers of Pioneer Funds Distributor,
                 Inc.:


                        POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME             UNDERWRITER                  FUND

Daniel K. Kingsbury     Director                     Executive Vice President
                                                     and Trustee

Joseph D. Kringdon      Director and President       None

Mark D. Goodwin         Executive Vice President     None
                        and Chief Operating Officer

Gregg Dooling           Chief Financial Officer      None

Gerald H. Stanney, Jr.  Vice President and           None
                        Chief Compliance Officer

Patrick D. Grecco       Vice President and           None
                        Controller


The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Trust's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to it's Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of November, 2013.

                                        PIONEER IBBOTSON ASSET ALLOCATION SERIES


                                        By: /s/Daniel K. Kingsbury
                                        -----------------------------
                                            Daniel K. Kingsbury
                                            Executive Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on November 26, 2013:

        Signature                       Title

        John F. Cogan, Jr.*             President (Principal Executive
        John F. Cogan, Jr.              Officer)

        Mark E. Bradley*                Treasurer (Principal Financial
        Mark E. Bradley                 and Accounting Officer)


        David R. Bock*                  Trustee
        David R. Bock


        Benjamin M. Friedman*           Trustee
        Benjamin M. Friedman


        Margaret B.W. Graham*           Trustee
        Margaret B.W. Graham

        /s/Daniel K. Kingsbury
        -----------------------         Trustee
        Daniel K. Kingsbury


        Thomas J. Perna*                Chairman of the Board and Trustee
        Thomas J. Perna


        Marguerite A. Piret*            Trustee
        Marguerite A. Piret


        Stephen K. West*                Trustee
        Stephen K. West


*By:     /s/Daniel K. Kingsbury                Dated: November 26, 2013
         ----------------------------
         Daniel K. Kingsbury
         Attorney-in-fact

                              Exhibit Index

       Exhibit
       Number               Document Title

       (d)     Amended and Restated Management Agreement

       (g)(2)  Amended Appendix A to Custodian Agreement
               (December 1, 2012)

       (h)(2) Amendment No. 6 to Master Investment Company Service Agreement (December 1, 2012)

       (h)(4) Appendix A to Amended and Restated Administration Agreement (December 1, 2012)

       (h)(6)  Expense Limit Agreement

       (j)     Consent of Independent Registered Public Accounting Firm

       (m)(2) Appendix A and Appendix B to Pioneer Funds Distribution Plan (July 2013)